================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      THE GOODYEAR TIRE & RUBBER COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:___________

  (2) Aggregate number of securities to which transaction applies:______________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________________________

  (4) Proposed maximum aggregate value of transaction:__________________________

  (5) Total fee paid:___________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:___________________________________________________

  (2) Form, Schedule or Registration Statement No.:_____________________________

  (3) Filing Party:_____________________________________________________________

  (4) Date Filed:_______________________________________________________________

================================================================================

                                     [LOGO]
                                    GOODYEAR

                                    NOTICE OF
                       1997 ANNUAL MEETING OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT



                       THE GOODYEAR TIRE & RUBBER COMPANY
                             1144 East Market Street
                             Akron, Ohio 44316-0001



                        DATE:    Monday, April 14, 1997

                        TIME:    10:00 A.M., Akron Time

                        PLACE:   Office Of The Company
                                 Goodyear Theater
                                 1201 East Market Street
                                 Akron, Ohio



                             YOUR VOTE IS IMPORTANT
                             ----------------------

       PLEASE COMPLETE, DATE AND SIGN YOUR PROXY AND PROMPTLY RETURN IT
                           IN THE ENCLOSED ENVELOPE.

                      THE GOODYEAR TIRE & RUBBER COMPANY

                           AKRON, OHIO 44316 - 0001


            SAMIR G. GIBARA
        CHAIRMAN OF THE BOARD
CHIEF EXECUTIVE OFFICER AND PRESIDENT




                                                               February 26, 1997





DEAR SHAREHOLDERS:

     You are cordially invited to attend your Company's 1997 Annual Meeting of Shareholders, which will be held at the Goodyear Theater, 1201 East Market Street, Akron, Ohio, at 10:00 A.M., Akron Time, on Monday, April 14, 1997. We hope you will be able to attend and participate. The Notice of 1997 Annual Meeting of Shareholders and Proxy Statement follow. The 1996 Annual Report is enclosed.

     At the Annual Meeting, shareholders will elect four persons to serve as directors; three to serve as Class III directors for three year terms and one to serve as a Class II director for a one year term (Item 1 on your Proxy). Each nominee is an incumbent. The Proxy Statement contains information regarding each nominee for director and the seven continuing directors.

     Your Board of Directors is presenting for action by the shareholders its proposal that shareholders ratify the Board's appointment of Price Waterhouse LLP as independent accountants for the Company for 1997 (Item 2 on your Proxy). Your Board of Directors recommends that you vote for the ratification of the appointment of Price Waterhouse LLP. Shareholders are also requested to approve the adoption of the 1997 Performance Incentive Plan of the Company (Item 3 on your Proxy). Your Board of Directors recommends that you vote to approve the adoption of the 1997 Performance Incentive Plan.

     If you plan to attend the Annual Meeting, please mark the indicated box on the reverse side of your Proxy. You are cordially invited to join us for refreshments from 9:00 to 9:45 A.M. in the Goodyear Gymnasium, which is adjacent to the Theater. You do not need a ticket to attend the Annual Meeting or the reception.

     Whether or not you plan to attend, it is important that you complete, date, sign and promptly return your Proxy. This will ensure that your shares will be represented at the meeting. If you attend and decide to vote in person, you may revoke your Proxy. Remember, your vote is important!


                                           Sincerely,


                                           /s/ SAMIR G. GIBARA

                                           SAMIR G. GIBARA
                                           Chairman of the Board,
                                           Chief Executive Officer and President

                                    CONTENTS

                                                                                                               PAGE

NOTICE OF THE 1997 ANNUAL MEETING OF SHAREHOLDERS ..............................................................I

PROXY STATEMENT
   General Information .........................................................................................1
      Shares Voting ............................................................................................1
      Vote Required - Cumulative Voting ........................................................................1
      Voting of Proxy - Confidentiality ........................................................................1
      Revocability of Proxy ....................................................................................2
   The Board of Directors and Its Committees ...................................................................2
      Audit Committee ..........................................................................................2
      Compensation Committee ...................................................................................2
      Nominating Committee .....................................................................................3
      Committee on Corporate Responsibility ....................................................................3
   Election of Directors (Proxy Item 1) ........................................................................3
   Ratification of Appointment of Independent Accountants (Proxy Item 2) .......................................7
   Proposal to Approve The Adoption of The 1997 Performance Incentive Plan (Proxy Item 3) ......................7
   Other Business .............................................................................................12
   Beneficial Ownership of Common Stock .......................................................................12
   Executive Officer Compensation .............................................................................14
      Summary of Compensation .................................................................................14
      Option/SAR Grants in 1996 ...............................................................................16
      Option/SAR 1996 Exercises and Year-End Values ...........................................................17
      Long Term Incentive Awards ..............................................................................18
      Other Plan Information ..................................................................................20
      Retirement Benefits .....................................................................................21
      Employment and Stock Purchase Agreements ................................................................22
      Directors' Compensation .................................................................................22
      Other Matters ...........................................................................................23
   Section 16(a) Beneficial Ownership Reporting Compliance ....................................................23
   Compensation Committee Report on Executive Compensation ....................................................24
   Performance Graph ..........................................................................................28
   Miscellaneous ..............................................................................................29
      Submission of Shareholder Proposals .....................................................................29
      10-K Report .............................................................................................29
      Dividend Reinvestment Plan Shares .......................................................................29
      Savings Plan Shares .....................................................................................29
      Costs of Solicitation ...................................................................................29
   Appendix A (Complete text of 1997 Performance Incentive Plan) .............................................A-1

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                  NOTICE OF THE

                       1997 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 14, 1997



TO THE SHAREHOLDERS:

      The 1997 Annual Meeting of Shareholders of The Goodyear Tire & Rubber Company (the "Company"), an Ohio corporation, will be held at the Goodyear Theater (in the Company's Principal Office Complex), 1201 East Market Street, Akron, Ohio, on Monday, April 14, 1997, at 10:00 A.M., Akron Time, for the following purposes:

      1. To elect four directors; three to serve as Class III directors, each for a term of three years, and one to serve as a Class II director for a one year term (Proxy Item 1);

      2. To consider and vote upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for 1997 (Proxy Item 2);

      3. To consider and vote upon a proposal to approve the adoption of the 1997 Performance Incentive Plan of the Company (Proxy Item 3); and

      4. To act upon such other matters and to transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors fixed the close of business on February 18, 1997 as the record date for determining shareholders entitled to notice of, and to vote at, the 1997 Annual Meeting. Only holders of record of the Common Stock of the Company at the close of business February 18, 1997 will be entitled to vote at the 1997 Annual Meeting and adjournments, if any, thereof.


                                             By order of the Board of Directors:


                                                       /s/ James Boyazis


February 26, 1997                                      James Boyazis, Secretary


--------------------------------------------------------------------------------
           Please complete and sign your proxy and return it promptly in the enclosed envelope.

                                 PROXY STATEMENT

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                 ---------------

                               GENERAL INFORMATION


   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held April 14, 1997 (the "Annual Meeting"), and at any adjournments thereof, for the purposes set forth in the accompanying notice.

   The principal executive offices of the Company are located at 1144 East Market Street, Akron, Ohio 44316-0001. The Company's telephone number is 330-796-2121.

   The Company's Annual Report to Shareholders for the year ended December 31, 1996 is enclosed with this Proxy Statement. The Annual Report is not considered part of the proxy solicitation materials. The approximate date on which this Proxy Statement and the related form of Proxy are first being sent to shareholders is March 4, 1997.


SHARES VOTING

   Holders of shares of the Common Stock, without par value, of the Company (the "Common Stock") at the close of business on February 18, 1997 are entitled to notice of the Annual Meeting and to vote shares held on that date at the Annual Meeting. As of the close of business February 18, 1997 (the "record date"), there were 156,873,882 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.


VOTE REQUIRED -- CUMULATIVE VOTING

   Except with respect to the election of directors, the affirmative vote of at least a majority of the shares of Common Stock outstanding on the record date is required for a resolution to be adopted.

   In the election of directors, the three candidates for election as Class III Directors receiving the most votes will be elected and the candidate for election as a Class II Director receiving the most votes will be elected. In the election of the three Class III Directors, each shareholder has the right to vote cumulatively for candidates whose names have been placed in nomination for election as Class III Directors prior to the voting. In voting cumulatively, a shareholder may (a) give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock the shareholder is entitled to vote, or (b) distribute his or her votes on the same principle among two or more candidates as desired.

   Abstentions, "withheld" votes and "broker non-votes" do not count for or against a nominee for election as a director and have the same effect as votes against the Board's proposals.


VOTING OF PROXY -- CONFIDENTIALITY

   The accompanying Proxy is designed to permit each shareholder of record at the close of business on February 18, 1997 to vote on the election of directors and on the resolutions described in this Proxy Statement. Three directors of the Company, Messrs. Gibara, Minter and Pytte, have been designated as proxies to vote shares in accordance with the instructions on the Proxy.

   Unless a shareholder requests that voting of the Proxy be withheld for any one or more of the nominees for director, the Proxy will be voted for the four nominees whose names are set forth at page 3. However, the proxies designated by your Board of Directors may cumulatively vote each Proxy received if such action is deemed by them to be appropriate, except to the extent authority to so cumulate votes is expressly withheld as to any nominee for election as a Class III Director.

   Your Board of Directors does not presently anticipate that any of the nominees named will be unavailable for election. In the event an unexpected vacancy occurs, the Proxies received may be voted for the election of a new nominee designated by the Board of Directors.

   Where a shareholder specifies a choice with respect to any other matter set forth in this Proxy Statement, his or her shares will be voted (or withheld from voting) in accordance with the instructions given. If no specific instructions are given, shares will be voted in favor of the proposals by the Board of Directors to ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for 1997 and to approve the adoption of the 1997 Performance Incentive Plan of the Company.

   The vote of each shareholder, whether by proxy or ballot, will be treated as confidential, except (a) as may be required by law, (b) as may be necessary to assert or defend claims for or against the Company, (c) in the case of a contested election of director(s), or (d) at the express request of the shareholder. The inspectors of election and persons processing proxy cards and ballots and tabulating the vote will not be employees of the Company. Representatives of First Chicago Trust Company of New York have been appointed to serve as the inspectors of election for the 1997 Annual Meeting.


REVOCABILITY OF PROXY

   A shareholder may revoke or revise any proxy given to the Board of Directors by the execution of a later proxy or by giving notice to the Company in writing or in open meeting. No revocation or revision of any proxy shall affect any vote previously taken.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

   In accordance with the Ohio General Corporation Law and the Articles of Incorporation and Code of Regulations of the Company, the Company is managed under the direction of the Board of Directors by the chief executive officer and other officers to whom authority has been delegated.

   The Board is charged with specific responsibility with regard to the selection and evaluation of management, the reporting of financial results to the shareholders, and the consideration of other fundamental corporate matters, including the declaration of dividends, the issuance of stock and the authorization of significant business transactions. The Board also regularly reviews the Company's operating results and financial statements, approves capital expenditures and works with senior management in planning the Company's business strategy and establishing its long term and short term business objectives.

   Historically, a majority of the members of the Board have been neither officers nor employees of the Company. Ten of the eleven directors currently serving are neither present nor past officers or employees of the Company or any of its subsidiaries. The four nominees (each currently serving as a director) are neither present nor past officers or employees of the Company or any of its subsidiaries.

   The Board meets on a regularly scheduled basis at least six times during the year. The average attendance of all directors at the nine Board meetings held during 1996 was 95%. The average attendance of all directors at all meetings of the Board and its standing committees held during 1996 was 94%. During 1996, each incumbent director attended at least 75% of all meetings of the Board and the standing committees of the Board upon which he or she served.

   The Board of Directors has four standing committees to assist it in the discharge of its responsibilities. Their principal activities are set forth below.

AUDIT COMMITTEE

   Established in 1967, the Audit Committee is comprised of six directors who are not present or past employees of the Company or any of its subsidiaries. Each member of the Committee must be, in the opinion of the entire Board, "independent." The Audit Committee held three formal meetings during 1996.

   The Audit Committee reviews for the Board the activities of the Company's internal auditors and its independent accountants to determine whether the Company's organization, internal controls and policies are reasonably designed to assure the adequacy of the Company's financial statements and records and to provide for the safekeeping of the assets of the Company.

   The Audit Committee annually considers the qualifications of the independent accountants of the Company, makes recommendations to the Board as to their selection, reviews the audit plan, approves services rendered or to be rendered by the independent accountants and reviews the results of their audit for the previous year. The Audit Committee reviews financial reports and monitors compliance with the Company's ethics policies and accounting controls, procedures and practices, receiving direct reports in this connection from the Company's internal auditors and its independent accountants.


COMPENSATION COMMITTEE

   Established in 1979, the Compensation Committee is comprised of all directors who are not present or past employees of the Company or any of its subsidiaries. The Compensation Committee held four formal meetings during 1996.

   The Compensation Committee has primary responsibility for establishing and administering the compensation programs of the Company for its executive officers and other key personnel. The Compensation Committee consults with the chief executive officer of the Company regarding executive compensation policies, practices and plans, and undertakes such special studies regarding compensation as he or the Board may request. The Compensation Committee also administers the 1989 Goodyear Performance and Equity Incentive Plan, the Company's Performance Recognition Plan, the Company's 1987 and 1982 Employees' Stock Option Plans, the Company's Deferred Compensation Plan For Executives and the Company's Outside Directors' Equity Participation Plan.


NOMINATING COMMITTEE

   The Nominating Committee, established in 1978, is comprised of the Chairman of the Board and six directors who are not present or past employees of the Company or any of its subsidiaries. The Nominating Committee held two formal meetings during 1996.

   The principal function of the Nominating Committee is to identify candidates for election to the Board of Directors. The Nominating Committee has the primary responsibility for evaluating, and for recommending to the Board, candidates for Board membership. The Nominating Committee also follows the development of members of senior management for possible future nomination to the Board.

   The Nominating Committee will consider candidates submitted by shareholders for nomination to the Board and will make recommendations as to each such candidate to the Board. Any shareholder desiring to submit a candidate for consideration by the Nominating Committee should send the name of such proposed candidate, together with such biographical data and background information concerning the candidate as the shareholder may desire, to: The Office of the Secretary, The Goodyear Tire & Rubber Company, Akron, Ohio 44316-0001.


COMMITTEE ON CORPORATE RESPONSIBILITY

   The Committee on Corporate Responsibility was established in 1976 and is currently comprised of six directors who are not present or past officers or employees of the Company or any of its subsidiaries. During 1996, the Committee held two formal meetings.

   The principal functions of the Committee on Corporate Responsibility are to periodically review the Company's policies relating to the manner in which the Company conducts its business and its relationships with its shareholders, employees and customers, as well as governmental agencies and the general public, and to review the need for, and to develop, new policies relating to such matters. The Committee is also responsible for establishing, with the concurrence of the entire Board, methods for monitoring the implementation of, and compliance with, policies adopted by the Company.


                              ELECTION OF DIRECTORS
                              (Item 1 on the Proxy)

   The Board of Directors is comprised of eleven directors and is classified into three classes of directors. At each Annual Meeting directors of one of the classes, on a rotating basis, are elected to three year terms, to serve as the successors to the directors of the same class whose terms expire at that Annual Meeting. Classes I and III each currently have four directors serving and Class II currently has three directors serving. The current terms of the four Class III Directors will expire at the 1997 Annual Meeting. The current terms of the four Class I Directors and the three current Class II Directors will expire at the 1999 and 1998 Annual Meetings, respectively. Effective at the 1997 Annual Meeting, Classes I and II will each be comprised of four directors and Class III will be comprised of three directors.

   At the 1997 Annual Meeting three persons are to be elected to serve as Class III Directors, each to a three year term, and one person is to be elected to serve as a Class II Director for a one year term. The Board of Directors has selected the following nominees recommended by the Nominating Committee for election to the Board of Directors:

      As Class III Directors --

              Thomas H. Cruikshank
              Steven A. Minter
              Agnar Pytte

each to hold office for a three year term expiring at the 2000 Annual Meeting and until his successor shall have been duly elected and qualified; and

      As a Class II Director --

              Gertrude G. Michelson

to hold office for a one year term expiring at the 1998 Annual Meeting and until her successor shall have been duly elected and qualified.

   Each nominee is an incumbent director whose term of office expires at the Annual Meeting. The following page contains certain information concerning the four nominees, which information was furnished by them.

      NOMINEES FOR DIRECTOR -- CLASS III, THREE YEAR TERMS EXPIRING IN 2000

--------------------------------------------------------------------------------

THOMAS H. CRUIKSHANK


Retired. Formerly Chairman of the Board and Chief Executive Officer of Halliburton Company, a supplier of oil field equipment and services and engineering and construction services.

Mr. Cruikshank joined Halliburton Company in 1969. He was elected its President in November of 1981, its Chief Executive Officer in May of 1983 and its Chairman of the Board and Chief Executive Officer in June of 1989. Mr. Cruikshank retired as Chief Executive Officer of Halliburton Company on October 1, 1995 and as its Chairman of the Board on January 2, 1996. Mr. Cruikshank is also a director of The Williams Companies, Inc., Central and Southwest Corporation, Seagull Energy Corporation and Lehman Brothers Holdings Inc.

Member of Audit, Compensation and Nominating Committees.

Age: 65

Director since: October 7, 1986

--------------------------------------------------------------------------------

STEVEN A. MINTER


Executive Director and President of The Cleveland Foundation, a community trust devoted to health, education, social services and civic and cultural affairs.

Mr. Minter has been the Executive Director and President of The Cleveland Foundation, Cleveland, Ohio, since January 1, 1984. Mr. Minter served as Associate Director and Program Officer of The Cleveland Foundation from 1975 to 1980 and from 1981 to 1983. Mr. Minter served as Undersecretary of the United States Department of Education from May, 1980, until January, 1981. Mr. Minter is also a director of Consolidated Natural Gas Company, KeyCorp and Rubbermaid Incorporated, a trustee of The College of Wooster and Director of The Foundation Center.

Member of Compensation, Corporate Responsibility and Nominating Committees.

Age: 58

Director since: February 12, 1985

--------------------------------------------------------------------------------

AGNAR PYTTE


President of Case Western Reserve University.

Dr. Pytte was a research physicist at Princeton University and Professor of Physics, Dean of Science and Dean of Graduate Studies at Dartmouth College prior to becoming the Provost of Dartmouth College in 1982, a position he held until July 1, 1987, when he was elected President of Case Western Reserve University. Dr. Pytte is also a director of A. O. Smith Corporation and the Sherman Fairchild Foundation Inc.

Member of Compensation, Corporate Responsibility and Nominating Committees.

Age: 64

Director since: January 5, 1988

--------------------------------------------------------------------------------

        NOMINEE FOR DIRECTOR -- CLASS II, ONE YEAR TERM EXPIRING IN 1998


--------------------------------------------------------------------------------

GERTRUDE G. MICHELSON


Retired. Formerly Senior Vice President -- External Affairs, R. H. Macy & Co., Inc., a national retail merchandising chain.

Mrs. Michelson joined R. H. Macy & Co., Inc. in 1947. After serving in various posts, she was elected Senior Vice President-External Affairs of R. H. Macy & Co., Inc., in November of 1980, which post she held until she retired effective September 1, 1992. Mrs. Michelson served as a Senior Advisor to R. H. Macy & Co. Inc. following retirement until December 31, 1994. She is also a director of The Chubb Corporation, General Electric Company and The Stanley Works, a governor of the American Stock Exchange and a trustee of RAND Corporation.

Chairwoman of Committee on Corporate Responsibility and member of Compensation and Nominating Committees.

Age: 71

Director since: May 5, 1981

--------------------------------------------------------------------------------

The following two pages contain certain information concerning the seven directors whose terms of office continue after the 1997 Annual Meeting, which information was provided by the continuing directors.

            CONTINUING DIRECTORS -- CLASS II, TERMS EXPIRING IN 1998



--------------------------------------------------------------------------------

JOHN G. BREEN


Chairman of the Board and Chief Executive Officer, The Sherwin-Williams Company, a manufacturer of paints, coatings and related products.

Mr. Breen has served as the Chairman of the Board and Chief Executive Officer of The Sherwin-Williams Company since April 1980. He is also a director of Mead Corporation, National City Corporation and Parker-Hannifin Corporation.

Chairman of Compensation Committee and member of Audit and Nominating
Committees.

Age: 62

Director since: January 7, 1992

--------------------------------------------------------------------------------

WILLIAM E. BUTLER


Retired. Formerly Chairman of the Board and Chief Executive Officer of Eaton Corporation, a global manufacturer of highly engineered products for the automotive, industrial, commercial and aerospace markets.

Mr. Butler served as the President and Chief Operating Officer of Eaton Corporation from February of 1989 to September 4, 1991, when he was elected President and Chief Executive Officer. Mr. Butler was elected Chairman of the Board and Chief Executive Officer of Eaton Corporation in January of 1992, serving in that capacity until he retired on December 31, 1995. Mr. Butler is also a director of Applied Industrial Technologies, Inc., Ferro Corporation, Pitney Bowes Inc. and Zurn Industries, Inc.

Member of Audit, Compensation and Corporate Responsibility Committees.

Age: 65

Director since: February 8, 1995

--------------------------------------------------------------------------------

GEORGE H. SCHOFIELD


Retired. Formerly Chairman of the Board and Chief Executive Officer of Zurn Industries, Inc., which designs, manufactures and markets water control and HVAC products.

Mr. Schofield served as the Chairman of the Board and Chief Executive Officer of Zurn Industries, Inc. from 1986 until October 17, 1994, when he retired as Chief Executive Officer. He retired as Chairman of the Board of Zurn Industries, Inc. on March 31, 1995. Mr. Schofield is also a director of National Fuel Gas Company.

Chairman of Audit Committee and member of Compensation and Corporate Responsibility Committees.

Age: 67

Director since: December 3, 1991

--------------------------------------------------------------------------------

             CONTINUING DIRECTORS -- CLASS I, TERMS EXPIRING IN 1999


--------------------------------------------------------------------------------

SAMIR G. GIBARA


Chairman of the Board, Chief Executive Officer and President

Mr. Gibara joined the Company in 1966, serving in various managerial posts. Mr. Gibara served as Chairman of the Board of a European subsidiary of the Company from December 1, 1990 until September 30, 1992. Mr. Gibara was appointed a Vice President of the Company on September 1, 1992. Mr. Gibara was elected Vice President for Strategic Planning and Business Development and as the acting Vice President of Finance and Chief Financial Officer of the Company on October 6, 1992. Mr. Gibara was elected Executive Vice President for North American Tire Operations on May 3, 1994. Mr. Gibara was elected President and Chief Operating Officer, and as a director, effective April 15, 1995. Mr. Gibara was elected President and Chief Executive Officer effective January 1, 1996 and Chairman of the Board, Chief Executive Officer and President effective July 1, 1996.

Member of Nominating Committee.

Age: 57

Director since: April 15, 1995

--------------------------------------------------------------------------------

WILLIAM J. HUDSON, JR.


President and Chief Executive Officer and a Director of AMP Incorporated, a manufacturer of electrical and electronic connectors and terminals and related products and systems.

Mr. Hudson served in various managerial posts with AMP Incorporated prior to being elected its Executive Vice President International effective January 1, 1991. Mr. Hudson was elected President and Chief Executive Officer of AMP Incorporated effective January 1, 1993. Mr. Hudson is also a director of Carpenter Technology, a director of the National Association of Manufacturers, a member of the Executive Committee of the Board of Governors of the National Electrical Manufacturing Association, a member of the Board of Trustees and the Executive Committee of the United States Council for International Business and Chairman of the Pacific Basin Economic Council - United States.

Member of Audit, Compensation and Corporate Responsibility Committees.

Age: 62

Director since: November 7, 1995

--------------------------------------------------------------------------------

WILLIAM C. TURNER


Chairman of the Board and Chief Executive Officer of Argyle Atlantic Corporation, a consulting firm to multinational corporations and investment groups on international economic and political affairs, strategy, investments and strategic alliances.

Mr. Turner has served as Chairman of the Board and Chief Executive Officer of Argyle Atlantic Corporation since 1977. He is also a director of Rural/Metro Corporation and Microtest, Inc. Mr. Turner is also Chairman of the Board of GO Wireless International, Ltd., Chairman of the International Advisory Council of Avon Products, Inc., a member of the Board of Governors of the Lauder Institute of Management and International Studies of the University of Pennsylvania, a trustee and former Chairman of the Board of the American Graduate School of International Management, and a trustee and Executive Committee member of the United States Council for International Business.

Chairman of Nominating Committee and member of Audit and Compensation
Committees.

Age: 66

Director since: October 3, 1978

--------------------------------------------------------------------------------

MARTIN D. WALKER


Chairman of the Board and former Chief Executive Officer of M. A. Hanna Company, an international processor and distributor of polymers to the plastics and rubber industries.

Mr. Walker served as Chairman of the Board and Chief Executive Officer of M. A. Hanna Company from September 1, 1986 through December 31, 1996, when he retired as Chief Executive Officer. He is Chairman of the Board and a director of M. A. Hanna Company and a director of Comerica, Inc., Reynolds & Reynolds, The Timken Company and Textron, Inc. Mr. Walker is also the Chairman of the Greater Cleveland Growth Association.

Member of Compensation Committee.

Age: 64

Director since: February 4, 1997

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                              (ITEM 2 ON THE PROXY)


   Price Waterhouse LLP ("Price Waterhouse") served as the Company's independent accountants for the year ended December 31, 1996. In addition to rendering audit services during 1996, Price Waterhouse performed various non-audit services for the Company and its subsidiaries. The Audit Committee was advised of these non-audit services and has determined that the independence of Price Waterhouse was not impaired.

   The Board of Directors, on the recommendation of the Audit Committee, has appointed Price Waterhouse as independent accountants for the Company for the year ending December 31, 1997. In making its recommendation, the Audit Committee reviewed past audit results and the non-audit services performed during 1996 and proposed to be performed during 1997.

   In selecting Price Waterhouse, the Audit Committee and the Board of Directors carefully considered their independence. Price Waterhouse have confirmed that they are in compliance with all rules, standards and policies of the American Institute of Certified Public Accountants and the Securities and Exchange Commission governing auditor independence.

   Representatives of Price Waterhouse will attend the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and have advised the Company that they will be available to respond to appropriate questions of shareholders.

   The following resolution will be presented by your Board of Directors at the Annual Meeting:

         "Resolved, that the action of the Board
      of Directors in selecting and appointing
      Price Waterhouse LLP as independent accountants for the Company for the year ending December 31, 1997 be, and hereby is, ratified."

   In the event the appointment of Price Waterhouse is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent accountants for 1998.

   Your Board of Directors recommends that shareholders vote FOR ratification (Proxy Item 2).



     PROPOSAL TO APPROVE THE ADOPTION OF THE 1997 PERFORMANCE INCENTIVE PLAN
                              (ITEM 3 ON THE PROXY)


   On February 4, 1997, the Board of Directors adopted, subject to approval by the shareholders of the Company, the 1997 Performance Incentive Plan of The Goodyear Tire & Rubber Company (the "Plan"). In general, the Plan empowers the Company to grant stock options and stock appreciation rights, and to make restricted stock grants, performance grants and other stock-based grants and awards, to officers of the Company and other employees of the Company and its subsidiaries.

   The Plan is designed to advance the interests of the Company and its shareholders by strengthening the ability of the Company to attract, retain and reward highly qualified officers and other employees, to motivate officers and other selected employees to achieve business objectives established to promote the long-term growth, profitability and success of the Company, and to encourage ownership of the Common Stock of the Company.

   The Plan is also designed to meet the requirements for tax deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to certain performance based compensation paid under the Plan. Under the Code, the Company may not deduct compensation paid to any one of certain executive officers in excess of $1 million in any one year. Section 162(m) provides exceptions to the limitations on deductibility for performance-based compensation meeting certain requirements. If the Plan is approved by the shareholders, based on the Company's interpretation of Section 162(m) and the regulations promulgated thereunder, all stock options, stock appreciation rights and performance awards paid in accordance with the Plan, and certain grants of restricted stock and other stock based grants made under the Plan, will be deductible as performance-based compensation not subject to or included in the $1 million limitation on tax deductibility set forth in Section 162(m) of the Code.

   When approved by the shareholders, the Plan will replace the 1989 Goodyear Performance and Equity Incentive Plan (the "1989 Plan"), which would otherwise expire on December 31, 1998, except that approval of the Plan will not affect grants and awards then outstanding under the 1989 Plan. In the opinion of the Compensation Committee and the Board of Directors, it is in the best interests of the Company and its shareholders to adopt the Plan.

                               SUMMARY OF THE PLAN

   The principal features of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, the complete text of which is set forth at Appendix A to this Proxy Statement.

PLAN ADMINISTRATION. The Plan will be administered by a committee (the "Committee") which shall be composed of not less than three members of the Board of Directors who qualify as "outside directors" within the meaning of Section 162(m) of the Code and as "non-employee directors" within the meaning of Rule 16(b)-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee will have the sole authority to, among other things, construe and interpret the Plan, make rules and regulations relating to the administration of the Plan, select participants and establish the terms and conditions of the grants and awards not inconsistent with the terms of the Plan. It is anticipated that the Compensation Committee of the Board of Directors will act as the Committee under the Plan.

ELIGIBILITY. Any employee of the Company and its subsidiaries, including any officer of the Company, selected by the Committee is eligible to receive grants of stock options and stock appreciation rights under the Plan. Any officer of the Company and any other key employee of the Company or a subsidiary selected by the Committee is eligible to receive restricted stock grants, performance grants and awards and other stock-based grants and awards under the Plan. The selection of recipients of, and the nature and size of, grants and awards will be wholly within the discretion of the Committee. It is anticipated that all officers of the Company will receive various grants under the Plan and that approximately 1,200 other employees of the Company and its subsidiaries will participate in at least one feature of the Plan. Except as otherwise may be provided by the Committee, a participant must be an employee of the Company or a subsidiary continuously from the date a grant is made through the date of payment or settlement thereof, ordinarily for a period of not less than six months.

SHARES SUBJECT TO THE PLAN. The maximum number of shares of Common Stock which will be available for issuance and delivery under the Plan will be 15 million, plus any shares that are forfeited back to the Company and any shares that are tendered to the Company by a participant as full or partial payment of the exercise price of any stock option granted under the Plan or in payment of any withholding tax incurred in connection with the exercise of any stock option or the settlement of any other award under the Plan. Shares of Common Stock that were subject to grants or awards settled in cash or grants that expire unexercised or unfulfilled shall be available for a new grant or issuance pursuant to a new award. The Plan also limits the number of shares of Common Stock which may be issued in settlement of the various types of grants and in respect of which the various types of grants which may be made to any participant during any calendar year.

ADJUSTMENTS. The maximum number of shares available for issuance under the Plan are subject to appropriate adjustments to reflect certain events such as a stock dividend, stock split, reorganization, recapitalization or business combination. Similar adjustments shall also be made with respect to (i) the maximum number of shares which may be subject to any type of grant or award or any outstanding grant or award, or which may be granted or awarded to any participant during any specified period, and (ii) the per share exercise price of any outstanding stock option or stock appreciation right and the number or value of any units which are the subject of any outstanding grant or award.

TERM, AMENDMENT AND TERMINATION. The Plan will remain in effect until December 31, 2001, unless sooner terminated by the Board of Directors. Termination will not affect grants and awards then outstanding. The Board of Directors may terminate or amend the Plan at any time without shareholder approval, unless such approval is necessary to comply with applicable laws, including the Exchange Act or the Code. In any event, shareholder approval shall be required to, among other things, amend the Plan to increase the maximum number of shares which may be issued pursuant to the Plan, reduce the minimum exercise price for stock options and stock appreciation rights, or change the Performance Measures (as defined below).

STOCK OPTIONS. The Plan will permit the Committee to grant stock options to all officers of the Company and other selected employees of the Company and its subsidiaries. No participant may receive stock options to purchase more than 500,000 shares of Common Stock in any calendar year. No more than 14 million shares of Common Stock may be issued pursuant to non-qualified stock options and no more than five million shares may be issued pursuant to incentive stock options. The per share exercise price for any stock option shall not be less than 100 % of the fair market value of a share of Common Stock (defined in the Plan as the average of the high and low sale prices of the Common Stock on the New York Stock Exchange Composite Transactions tape) at the time of grant. The Plan also permits the Committee to establish the time periods for the exercise of each stock option and to require a period of employment before the stock option may be exercised.

   The Plan authorizes the Committee to grant incentive stock options, as that term is defined in Code

Section 422A, each having a term of up to ten years from the date of grant. The amount of incentive stock options vesting in a particular year can not exceed $100,000 per option recipient, determined using the fair market value of the shares of Common Stock subject to such option or options on the date of grant.

   The Plan also permits the automatic grant of a replacement stock option for that number of shares of Common Stock tendered to, or withheld by, the Company in connection with the exercise of a stock option, which option shall have an exercise price equal to the fair market value of the Common Stock on the date the original option is exercised. The Plan prohibits the repricing of stock options and SARs at a lower exercise price, whether by cancellation or amendment of the original grant.

STOCK APPRECIATION RIGHTS. The Plan will permit the Committee to grant Stock Appreciation Rights ("SARs") in tandem with, in relation to or independent of any other grant under the Plan. The maximum number of shares of Common Stock in respect of which SARs may be granted is six million; provided, that no more than three million shares may be issued in settlement of SARs. The maximum number of shares of Common Stock in respect of which SARs may be granted to any participant during any calendar year is 250,000.

   An SAR entitles the holder to receive an amount equal to all, or some portion (as determined by the Committee in respect of each SAR granted), of the excess of the fair market value of a share of the Common Stock on the date of exercise over the fair market value of such share at the date of grant, multiplied by the number of shares as to which the holder is exercising the SAR, payable in cash or in shares of Common Stock (at fair market value on the date of exercise), or a combination thereof, as the Committee may, in its sole discretion, determine. The Committee may also determine that an SAR shall be automatically exercised on one or more specified dates.

RESTRICTED STOCK. The Plan authorizes the Committee to grant restricted stock to any officer of the Company and any other key employee of the Company and its subsidiaries and to determine the time, amount and terms and conditions of the grant. The maximum number of shares which may be issued as restricted stock is two million. The maximum number of shares which may be issued to any participant as restricted stock during any one calendar year shall be 200,000. The maximum amount any participant may receive as a restricted stock grant or award in any calendar year is $10 million. Shares awarded as restricted stock would be issued subject to a restriction period of no less than three years. During the restriction period, the recipient is not entitled to delivery of the shares, restrictions are placed on the transferability of the shares, and the shares would be forfeited if the recipient terminates employment for reasons other than as approved by the Committee. The Committee may also require that specified Performance Goals (as defined below) be attained during the restriction period. Upon expiration of the restriction period, the appropriate number of shares of Common Stock will be delivered to the grantee free of all restrictions. During the restriction period the grantee shall be entitled to vote the shares and to receive dividends paid thereon.

PERFORMANCE GRANTS AND AWARDS. The Plan will permit the Committee to grant to officers of the Company and key employees of the Company and its subsidiaries the contingent right, expressed in units (which may be equivalent to a share of Common Stock or other monetary value), to receive payments of shares of Common Stock, cash or any combination thereof ("Performance Grants") based upon Company performance over a specified period ("Performance Period"). At the time of grant, the Committee shall also establish one or more Company performance criteria (the "Performance Measure") applicable to the Performance Grant and targets that must be attained relative to the Performance Measure ("Performance Goals").

   The Performance Measure may be based on any of the following criteria, alone or in combination, as the Committee deems appropriate: (i) Cumulative Net Income Per Share; (ii) Cumulative Net Income; (iii) return on sales; (iv) total shareholder return; (v) return on assets; (vi) economic value added; (vii) cash flow; (viii) return on equity and (ix) cumulative operating income (which shall equal consolidated sales minus cost of goods sold and selling, administrative and general expense during the performance period). Cumulative Net Income and Cumulative Net Income Per Share are determined based on net income for the applicable year or years as reported in the Consolidated Income Statement(s) of the Company and subsidiaries, adjusted to exclude (i) extraordinary items; (ii) gains or losses on the disposition of discontinued operations; (iii) the cumulative effect of changes in accounting principles; (iv) the writedown of any asset; and (v) charges for restructuring and rationalization programs.

   Performance Goals may include a minimum, maximum and target level of performance, with the size of Performance Award based on the level attained. Performance Goals and the Performance Measure in respect of any grant shall not be changed when so provided in the grant agreement. The Committee may eliminate or decrease (but not increase) the amount of any Performance Award otherwise payable to a participant. Performance Grants may be paid in cash, shares of Common Stock or any combination thereof.

   The maximum number of shares of Common Stock which may be issued pursuant to Performance Grants is three million. The maximum number of shares of Common Stock which may be the subject of Performance Grants made to any Participant in respect of any Performance Period or during any calendar year shall be 100,000. The maximum amount any Participant may receive pursuant to Performance Grants during any calendar year shall not exceed $15 million, determined using the fair market value of the Common Stock (multiplied by the aggregate number of units of the Performance Grant awarded) on the last day of the Performance Period or on the date of the payment thereof, whichever is higher. It is presently anticipated that the Committee will make Performance Grants for three year Performance Periods using Cumulative Net Income Per Share as the Performance Measure.

OTHER STOCK-BASED GRANTS. The Plan would permit the Committee to make grants in other forms in shares of Common Stock, in Common Stock equivalents or denominated in other stock-based units. Such other stock-based grants may be made to officers of the Company and other key employees of the Company and its subsidiaries. The maximum number of shares of Common Stock which may be issued pursuant to other stock-based grants is three million. No participant shall receive more than 100,000 shares of Common Stock in settlement of stock- based grants during any calendar year. The maximum amount any participant may receive in stock- based awards during any calendar year shall not exceed $5 million.

TRANSFERABILITY. Awards under the Plan will not be transferable other than by will or the laws of descent and distribution; except that the Committee may permit the transfer of (i) specific non-qualified stock option and SAR grants by gift to the employee's spouse, children and grandchildren, or to a trust for the benefit of any one or more of them, or (ii) any grant or award pursuant to a qualified domestic relations order.

DEFERRALS. The Committee may at any time require that the payment or settlement of any grant or award under the Plan be deferred for such period or periods and on such terms and conditions as the Committee shall determine. The Committee may also permit participants to defer the receipt of the payment of any award on such terms and conditions as the Committee shall deem appropriate. Such deferrals may be in the form of Common Stock equivalents and earn dividend equivalents. Amounts deferred in cash may earn interest at a rate or rates determined by the Committee.

CHANGE IN CONTROL. In the event of a change in control of the Company, except as the Board of Directors comprised of a majority of continuing directors may expressly provide otherwise, and notwithstanding any other provision of the
Plan: (i) all stock options and stock appreciation rights then outstanding under the Plan become fully exercisable (ii) all terms and conditions of all restricted stock grants then outstanding are deemed satisfied, and (iii) all Performance Grants and other stock-based grants shall be deemed to have been fully earned. A change in control occurs if: (i) any person becomes a beneficial owner of 15 percent or more of the Common Stock outstanding; (ii) the Company's shareholders approve a combination with another company under certain circumstances; (iii) the Company approves a plan of complete liquidation of the Company or an agreement to dispose of substantially all of its assets; or (iv) the continuing directors no longer constitute a majority of the Board of Directors. The payment of awards in the event of a change in control may have the incidental effect of increasing the net cost of that change, and, theoretically, could render a change in control more difficult or discourage it.

FEDERAL INCOME TAX CONSEQUENCES. Based on current provisions of the Code, and the existing regulations thereunder, the anticipated Federal income tax consequences in respect of the several types of grants and awards under the Plan are as described below.

   Grant of Stock Options and SARs. An optionee will not recognize any taxable income at the time a Stock Option or an SAR is granted and the Company will not be entitled to a Federal income tax deduction at that time.

   Incentive Stock Options. No ordinary income will be recognized by the holder of an incentive stock option at the time of exercise. The excess of the fair market value of the shares of Common Stock at the time of exercise over the aggregate option exercise price will be an adjustment to alternative minimum taxable income for purposes of the Federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares of Common Stock purchased for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long term capital gain or loss, as the case may be, and the Company will not be entitled to a Federal Income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after date of exercise, the optionee will realize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock purchased at the time of exercise over the aggregate option exercise price or
(ii) the excess of the amount realized upon disposition of such shares over the option exercise price, and the

Company will usually be entitled to a Federal income tax deduction equal to such amount.

   Non-Qualified Stock Options. Taxable ordinary income will be recognized by the holder of a non-qualified stock option at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock purchased at the time of such exercise over the aggregate option exercise price. The Company will usually be entitled to a corresponding Federal income tax deduction. The optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of a subsequent sale of the shares.

   Stock Appreciation Rights. Upon the exercise of an SAR, the holder will realize taxable ordinary income on the amount of cash received and/or the then current fair market value of the shares of Common Stock acquired and the Company will be entitled to a corresponding Federal income tax deduction. The holder's basis in any shares of Common Stock acquired will be equal to the amount of ordinary income upon which he or she was taxed. Upon any subsequent disposition, any gain or loss realized will be a capital gain or loss.

   Restricted Stock. Unless a participant makes the election described below, a participant receiving a grant will not recognize income and the Company will not be allowed a deduction at the time such shares of restricted stock are granted. While the restrictions on the shares are in effect, a participant will recognize compensation income equal to the amount of the dividends received and the Company or its subsidiary will be allowed a deduction in a like amount. When the restrictions on the shares of Common Stock are removed or lapse, the excess of fair market value of such shares on the date the restrictions are removed or lapse over the amount paid, if any, by the participant for such shares will be ordinary income to the participant and will be allowed as a deduction for Federal income tax purposes to the Company or its subsidiary. Upon disposition of the shares of Common Stock, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short term or long term depending upon the period of time the shares are held by the participant following the removal or lapse of the restrictions. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant's ordinary income and commencement of holding period and the Company's deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company or its subsidiary will be equal to the excess of the fair market value of the shares as of the date of grant over the amount paid by the participant for the shares of Common Stock. If such election is made and a participant thereafter forfeits such Shares of Common Stock, no refund or deduction will be allowed for the amount previously included in such participant's income.

   Performance Grants. A participant receiving any Performance Grant will not recognize income, and the Company will not be allowed a deduction, at the time such grant is made. When a participant receives payment in cash or shares of Common Stock, the amount of cash and the fair market value of the shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for Federal income tax purposes to the Company.

   Special Rules. To the extent an optionee pays all or part of the option price of a non-qualified stock option by tendering shares of Common Stock owned by the optionee, the tax consequences described above apply except that the number of shares of Common Stock received upon such exercise which is equal to the number of shares surrendered in payment of the option exercise price shall have the same basis and tax holding period as the shares of Common Stock surrendered. If the shares of Common Stock surrendered had previously been acquired upon the exercise of an incentive stock option, the surrender of such shares may be a disqualifying disposition of such shares. The additional shares of Common Stock received upon such exercise have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the date of exercise. If an optionee exercises an incentive stock option by tendering shares previously acquired on the exercise of an incentive stock option, a disqualifying disposition may occur and the optionee may recognize income and be subject to other basis allocation and holding period requirements.

   Withholding Taxes. There are no withholding taxes payable in connection with the grant of any stock option or SAR or the exercise of an incentive stock option. However, withholding taxes must be paid at the time of exercise of any non-qualified stock option or SAR. Withholding taxes must also be paid in respect of any restricted stock when the restrictions thereon lapse. In respect of all other awards, withholding taxes must be paid whenever income to the Plan participant is recognized for tax purposes.

   Section 162(m) Limit. The Company believes that compensation paid under the Plan from time to time to certain executive officers attributable to stock options, stock appreciation rights and Performance Grants, and certain forms of restricted stock grants and stock-based grants, will be treated as qualified performance based compensation and, therefore, will be deductible by the Company and not subject to the $1 million deduction limitation of Section 162(m) of the Code.

OTHER INFORMATION. No benefits or amounts have been granted, awarded or received under the Plan, nor are any such benefits or amounts now determinable. For comparison purposes, reference is made to: (i) the LTIP payouts column of the Summary Compensation Table on page 14 for amounts received pursuant to Performance Grants for the 1994-1996 performance period; (ii) the Option/SAR Grants Table at page 16 for stock options granted during 1996, which options were granted under the 1989 Plan and were in respect of 1996 and 1997 annual grants (the total shares optioned in 1996 to all officers and all other grantees totaled 513,800 and 2,874,241, respectively); and (iii) the Long Term Incentive Plan Awards Table at page 18 for performance equity grants made under the 1989 Plan in respect of three year performance periods ending December 31, 1998 and 1999, respectively (grants were made to all officers for a maximum of 135,450 units and 139,050 units for performance periods ending December 31, 1998 and 1999, respectively, and to all other grantees for a maximum of 12,300 units and 10,500 units for said performance periods, each unit equivalent to a share of Common Stock and payable 50% in cash and 50% in shares of Common Stock).

   The closing price of the Common Stock reported on the New York Stock Exchange Composite Transaction tape on February 18, 1997 was $54.25 per share.

   For additional information regarding the Plan, please refer to the complete text of the Plan set forth at Appendix A to this Proxy Statement. If the Plan is not approved by shareholders, the Company will consider other alternatives available with respect to performance based compensation.

   The following resolution will be presented by your Board of Directors at the Annual Meeting:

     "RESOLVED, that the adoption of the 1997 Performance Incentive Plan of the Goodyear Tire & Rubber Company, the complete text of which is set forth at Appendix A to the Proxy Statement of the Company for the Annual Meeting of Shareholders on April 14, 1997, be, and the same hereby is, approved."

   YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN (PROXY ITEM 3).

   The resolution to approve the Plan will be adopted only if it receives the affirmative vote of at least a majority of the shares of Common Stock entitled to vote at the Annual Meeting. Abstentions, "withheld" votes and "broker non-votes" will not be counted as either "for" or "against" this proposal, but will have the same effect as votes against the proposal.


                                 OTHER BUSINESS

   In addition to the matters described above, there will be an address by the Chairman of the Board, Chief Executive Officer and President of the Company. A discussion period will follow during which shareholders will have an opportunity to ask appropriate questions regarding the Company and its operations.

   The Board of Directors does not intend to bring any other business before the Annual Meeting and is not aware of any other business intended to be presented by any other person.

   If any other matters properly come before the Annual Meeting, the persons whose names appear in the enclosed Proxy intend to vote all Proxies received by the Board of Directors in such manner as they, in their discretion, deem appropriate.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

   To the knowledge of the Company, no person, firm or group beneficially owned (as defined in Rule 13d-3 of the Securities Exchange Act of 1934) more than 5% of the shares of the Common Stock of the Company outstanding on the record date, February 18, 1997; except that (i) Brinson Partners, Inc. and related entities, 209 South LaSalle, Chicago, Illinois 60604, filed a Schedule 13G dated February 12, 1997 indicating their beneficial ownership, with shared voting and dispositive power, of 8,314,609 shares, or approximately 5.3% of outstanding shares, of the Common Stock, and (ii) The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, has reported that at the record date it held 14,963,659 shares, or approximately 9.5% of outstanding shares, of the Common Stock for various beneficial owners, including 8,304,069 shares, or approximately 5.3%, of the Common Stock of the Company held as the Trustee of four Employee Savings Plans sponsored by the Company.

   As of February 18, 1997, each director and nominee, each person named in the Summary Compensation Table on page 14, and all directors and officers as a group, beneficially owned the number of shares of Common Stock set forth in the Beneficial Ownership Table on the next page.

                           BENEFICIAL OWNERSHIP TABLE


                                                                         Beneficial Ownership at February 18, 1997
                                                                    --------------------------------------------------

                                                                      Shares of                            Percent of
                                                                    Common Stock                             Common
           Name                                                      Owned(1)(2)                            Stock(2)

      John G. Breen                                                    5,200(3)(4)                              *
      William E. Butler                                                  400                                    *
      Thomas H. Cruikshank                                             1,800(4)                                 *
      Eugene R. Culler, Jr.                                           47,865(5)(6)(7)(8)                      .03%
      Stanley C. Gault                                                41,960(5)(6)(7)                         .03%
      Samir G. Gibara                                                 63,857(5)(6)(7)                         .04%
      C. Thomas Harvie                                                15,674(5)(6)(7)(9)                        *
      William J. Hudson, Jr.                                           1,000                                    *
      Gertrude G. Michelson                                            1,200(4)                                 *
      Steven A. Minter                                                 1,580(4)                                 *
      Agnar Pytte                                                      1,200(4)                                 *
      George H. Schofield                                              2,200(4)                                 *
      William J. Sharp                                               100,625(5)(6)(7)                         .06%
      Robert W. Tieken                                                36,668(5)(6)(7)                         .02%
      William C. Turner                                                1,600(4)                                 *
      Martin D. Walker                                                     0                                    *
      All directors, the Named Officers and all other
      officers as a group (36 persons)                               814,615(4)(5)(6)(7)(10)                  .52%

Notes to Beneficial Ownership Table:

     (1) Unless otherwise indicated in a subsequent note, each person named and each member of the group has sole voting and investment power with respect to the shares of Common Stock shown.

     (2) The number of shares indicated as beneficially owned by each of the directors and named executive officers, and by all directors and officers as a group, and the percentage of Common Stock outstanding beneficially owned by each person and the group, has been computed in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934. Asterisk indicates percentage of ownership is less than one one-hundredth of one percent of all outstanding shares of Common Stock.

     (3) Includes 5,000 shares jointly owned by Mr. Breen and his spouse.

     (4) Includes 200 shares acquired pursuant to the Company's 1994 Restricted Stock Award Plan for Non-employee Directors which are subject to certain restrictions on transfer.

     (5) Does not include shares contingently receivable, or which may be receivable on a deferred basis, pursuant to Performance Equity Grants made under the 1989 Goodyear Performance and Equity Incentive Plan (the "1989 Plan").

     (6) Includes shares which may be acquired upon the exercise of options which are exercisable prior to April 19, 1997 under the 1989 Plan and predecessor employee stock option plans of the Company as follows: Mr. Gibara, 50,000 shares; Mr. Sharp, 89,775 shares; Mr. Tieken, 34,375 shares; Mr. Culler, 29,975 shares; Mr. Harvie, 5,500 shares; and all other officers, 414,480 shares.

     (7) Includes full shares held in trust under the Company's Employee Savings Plan for Salaried Employees ("Savings Plan") at February 18, 1997.

     (8) Includes 50 shares owned by Mr. Culler's spouse, as to which he disclaims beneficial ownership.

     (9) Includes 10,000 shares acquired by Mr. Harvie pursuant to the terms of a Restricted Stock Purchase Agreement and under the 1989 Plan, which shares are subject to certain restrictions on transfer and the Company's option to repurchase.

     (10) Includes 154,132 shares owned of record and beneficially or owned beneficially through a nominee, 30,078 shares held in the Savings Plan Trust, 624,105 shares subject to options (exercisable prior to April 19, 1997) granted under the 1989 Plan and predecessor employee stock option plans, and 6,300 shares held by or jointly with family members of certain directors and officers.

                         EXECUTIVE OFFICER COMPENSATION


SUMMARY OF COMPENSATION

   The Summary Compensation Table below sets forth information in respect of the compensation of the Chief Executive Officer of the Company during 1996 and the persons who were, at December 31, 1996, the other four most highly compensated executive officers of the Company (and one other person who would have been one of the four most highly compensated if he had been an executive officer at the end of the year), for services in all capacities to the Company and its subsidiaries during 1996, 1995 and 1994.


                           SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation
--------------------------------------------------------------------------------------------------------------
                                                                                  Awards              Payouts
                                         Annual Compensation                 --------------------   ----------
                              ------------------------------------------               Securities
                                                                   Other               Underlying    Long Term       All
                                                                  Annual    Restricted  Options/     Incentive      Other
                                                                  Compen-      Stock      SARs         Plan        Compen-
                                                       Bonus      sation     Award(s)    (Number      Payouts      sation
                                        Salary       (Dollars)   (Dollars)   (Dollars)     of        (Dollars)    (Dollars)
Name and Principal Position   Year     (Dollars)        (1)         (2)         (3)      Shares)        (4)          (5)
                              ----  -----------     ---------   --------     --------   ---------   ---------     ---------
Samir G. Gibara               1996   $  800,000     $  771,373   $ 8,500        -0-      110,000    $  371,565     $4,500
  Chairman of the Board,      1995      463,542        387,301     8,500        -0-       30,000       242,663      4,500
  Chief Executive Officer     1994      350,000        262,500     8,000        -0-       15,000       182,588      4,500
  and President(6)

William J. Sharp              1996      443,333        349,927     8,500        -0-       43,000       312,115      4,500
  President,                  1995      370,000        253,750     8,500        -0-       12,400       283,106      4,500
  Global Support Operations(7)1994      350,000        240,000     8,000        -0-       12,400       213,019      4,500

Robert W. Tieken              1996      381,667        301,182     8,000        -0-       25,000       304,683      4,500
  Executive Vice President(8) 1995      358,333        273,000     4,473        -0-       12,500           -0-      4,500
                              1994      228,563        180,000   310,981        -0-       25,000           -0-        -0-

Eugene R. Culler, Jr.         1996      317,500        169,276   896,447        -0-       22,500       130,048      4,500
  Executive Vice President(9) 1995      303,802        123,107   317,788        -0-        9,000       134,813        -0-
                              1994      288,750        182,700   279,303        -0-        4,500       101,438        -0-

C. Thomas Harvie              1996      287,500        229,472    43,288        -0-       22,000           -0-      4,500
  Vice President and          1995      137,500        105,000    50,000     $434,000     11,000           -0-        -0-
  General Counsel (10)        1994           -0-           -0-       -0-        -0-          -0-           -0-        -0-

Stanley C. Gault              1996      595,000        588,375   125,308        -0-       50,000     1,288,067      4,500
  Retired. Formerly           1995    1,020,000(12)  1,155,000    32,239        -0-      155,000     1,348,125      4,500
  Chairman of the Board (11)  1994      995,000(12)  1,162,500    32,004        -0-      150,000     1,014,375      4,500

NOTES TO SUMMARY COMPENSATION TABLE:

     (1) Amounts awarded in respect of 1996, 1995 and 1994 and paid in February of 1997, 1996 and 1995, respectively, pursuant to the Company's Performance Recognition Plan for 1996, 1995 and 1994, respectively; except that (a) payment of the award to Mr. Gault in respect of 1996 has been deferred until April of 1997, and (b) payment of the awards to Mr. Gault in respect of 1995 and 1994, and of a portion of the award to Mr. Gibara in respect of 1996, was deferred pursuant to the Company's Deferred Compensation Plan for Executives. The payout in respect of plan year 1996 was determined based on EBIT (defined under the Plan as sales minus cost of goods sold and sales, administrative and general expense, after certain adjustments), and cash flow targets for 1996. The amounts deferred are included in the amounts shown in the Table.

     (2) Amounts shown represent the cost to the Company of tax and financial planning assistance provided by third parties, plus: (a) in respect of Mr. Tieken, payment in 1994 of $298,621 in relocation and related expenses, including the reimbursement of taxes; (b) in respect of Mr. Culler, payment in 1996 of $840,566 in reimbursement of Canadian taxes in excess of normalized United States taxes, $35,514 for moving expenses and $12,368 as reimbursement of United States taxes, and payment of $266,515 and $284,770 in 1994 and 1995, respectively, as reimbursement of Canadian taxes in excess of normalized United States taxes, and $15,586 for relocation allowances in 1995; (c) in respect of Mr. Harvie, payments in 1996 of $34,658 for costs in connection with his relocation and in 1995 of $50,000 as special compensation; and (d) in respect of Mr. Gault, payment in 1996 of $120,308 for vacation earned but not taken in 1995 and 1996 and the cost of his use of a Company car and driver during 1995 and 1994.

     (3) No restricted stock was awarded or issued by the Company to any Named Officer during 1996. On July 17, 1995, Mr. Harvie purchased, pursuant to a Restricted Stock Purchase Agreement and under the 1989 Plan, 10,000 shares of Common Stock for a purchase price of $.10 per share, which shares are subject to various restrictions through at least June 30, 1998 and to an option to repurchase in favor of the Company under specified circumstances at a price of $.10 per share. The dollar value reported represents the per share closing price of the Common Stock on the date of grant ($43.50 on July 17, 1995), less the purchase price. The total value of the 10,000 shares of Common Stock (net of the purchase price) was $512,750.00 at December 31, 1996. Mr. Harvie receives all dividends paid on said shares of Common Stock. On August 9, 1991, Mr. Gault purchased, pursuant to the terms of an employment agreement and a related purchase agreement and under the 1989 Plan, 100,250 shares (after giving effect to the 2-for-1 stock split on May 4, 1993) of the Common Stock of the Company for $.05 per share, which shares were restricted, not transferable and subject to the Company's option to repurchase through December 31, 1996. Dividends were paid on all said 100,250 restricted shares of the Common Stock. At December 31, 1996, the aggregate value of all of the 110,250 restricted shares of the Common Stock (net of the purchase price) was $5,658,081.25, based on the December 31, 1996 closing price on the New York Stock Exchange Composite Transactions tape of $51.375 per share. No other shares of restricted stock have been awarded or issued to the Named Officers of the Company.

     (4) The payouts indicated in respect of 1996 relate to amounts earned pursuant to Performance Equity Grants made in 1994 pursuant to the 1989 Plan in respect of the three year performance period ended December 31, 1996. Under the 1994 Performance Equity Grants (as amended December 3,
         1996), participants were granted a specified number of performance units ("1996 Performance Units"), payable 50% in shares of Common Stock and 50% in cash. Since the aggregate earnings per share of Common Stock during the performance period were $12.11 (after adjustments by the Committee to eliminate the effects on 1996 earnings per share of the $872.0 million of asset writedown and rationalization charges), each participant earned 143.6% of the 1996 Performance Units granted. The value of each 1996 Performance Unit was $51.75, which was the average of the high and the low sale prices of the Common Stock on December 31, 1996 as reported on the New York Stock Exchange Composite Transactions tape. The payment of the Common Stock portion of the 1996 Performance Units earned was automatically deferred in the form of Common Stock equivalent units (which will earn dividend equivalents) for at least five years and will be payable at the election of the participant in shares of Common Stock, cash, or any combination thereof; except that Mr. Gault, who has retired, received payment of the Common Stock portion in February, 1997. The cash portion of the 1996 Performance Units earned was paid in February 1997. The payouts indicated in respect of 1995 relate to amounts distributed in February of 1996 pursuant to Performance Equity Grants made in 1993 pursuant to the 1989 Plan in respect of the three year performance period ended December 31, 1995. Under the 1993 Performance Equity Grants, participants received a specified number of performance units ("1995 Performance Units") payable 50% in shares of Common Stock and 50% in cash if aggregate earnings per share of Common Stock during the performance period were at least $9.15. Since the aggregate earnings per share of Common Stock during the performance period were in excess of $10.15, each participant also received a supplemental cash amount equal to 50% of the value of the 1995 Performance Units. The 1995 Performance Units were valued at $44.9375 per share, which was the fair market value of the Common Stock at December 29, 1995, based on the average of the high and low sale prices of the Common Stock on that date as reported on the New York Stock Exchange Composite Transactions tape. Similarly, payouts indicated in respect of 1994 related to amounts distributed in February of 1995 pursuant to Performance Equity Grants made in 1992 in respect of the three year performance period ended December 31, 1994. Under the 1992 Performance Equity Grants, participants received a specified number of performance units ("1994 Performance Units") payable 70% in shares of Common Stock and 30% in cash. As a result of the attainment of cumulative earnings per share of Common Stock (calculated after eliminating the cumulative effects of accounting changes in 1992) during the performance period in excess of $7.55, each 1992 Performance Unit received a supplemental cash amount equal to 50% of the value of the 1994 Performance Units. The 1994 Performance Units were valued at $33.8125 per share, the fair market value of the Common Stock at December 30, 1994.

     (5) All Other Compensation consists of amounts contributed during or accrued in respect of 1996, 1995 and 1994 as matching contributions by the Company for the Named Officers under the Company's Savings Plan. See "Savings Plan" at page 20.

     (6) Mr. Gibara was elected Chairman of the Board, Chief Executive Officer and President effective July 1, 1996. He was elected President and Chief Executive Officer effective January 1, 1996. Mr. Gibara served as the President and Chief Operating Officer of the Company from April 15, 1995 through December 31, 1995. He served as a Vice President of the Company from October 6, 1992 through May 2, 1994 and as an Executive Vice President of the Company from May 3, 1994 to April 15, 1995.

     (7) Mr. Sharp was elected President, Global Support Operations effective January 1, 1996. Mr. Sharp was an Executive Vice President of the Company during 1995 and 1994.

     (8) Mr. Tieken joined the Company on May 3, 1994, on which date he was elected an Executive Vice President and the Chief Financial Officer of the Company.

     (9) Mr. Culler was elected an Executive Vice President of the Company effective April 15, 1995. Mr. Culler was President of Goodyear Canada Inc. from October 1, 1991 to April 15, 1995.

    (10) Mr. Harvie joined the Company on July 1, 1995 as a Vice President and the General Counsel of the Company.

    (11) Mr. Gault retired as Chairman of the Board and a Director on June 30, 1996, and as an employee on July 31, 1996. Mr Gault was Chairman of the Board and Chief Executive Officer of the Company from June 4, 1991 through December 31, 1995.

    (12) The Company deferred payment of $90,600 of Mr Gault's 1995 salary and $40,000 of his 1994 salary until the calendar year following his retirement pursuant to the Company's Deferred Compensation Plan for Executives. The amounts shown in the Table as Salary for 1995 and 1994 include the deferred amounts.


OPTION/SAR GRANTS IN 1996

   The Option/SAR Grants Table below shows all grants of stock options and stock appreciation rights ("SARs") during 1996 to the Named Officers. Stock Options are ordinarily granted on an annual basis in January of each year. The annual grant for 1997 was made in December 1996.



                             OPTION/SAR GRANTS TABLE
                            OPTION/SAR GRANTS IN 1996

                                                  Individual Grants                                       Potential
                                    -------------------------------------------                        Realizable Value
                                      Number of           % of                                            at Assumed
                                     Securities           Total                                         Annual Rates of
                                     Underlying         Options/      Exercise                            Stock Price
                                    Options/SARs          SARs           or                            Appreciation for
                                       Granted         Granted to    Base Price                           Option Term
                                     (Number of         Employees   (Dollars per    Expiration           (Dollars)(4)
Name                                   Shares)           in 1996      Share)(3)        Date           5%(5)        10%(5)
                                    ------------       ---------     ----------      --------    ------------- ------------
Samir G. Gibara                   55,000(1)              1.62%          $44.00         1-9-06      $1,521,850    $3,856,600
                                  55,000(2)              1.62            50.00        12-3-06       1,729,200     4,382,950
William J. Sharp                  21,500(1)              0.63            44.00         1-9-06         594,905     1,507,580
                                  21,500(2)              0.63            50.00        12-3-06         675,960     1,713,335
Robert W. Tieken                  12,500(1)              0.37            44.00         1-9-06         345,875       876,500
                                  12,500(2)              0.37            50.00        12-3-06         393,000       996,125
Eugene R. Culler, Jr.             10,000(1)              0.30            44.00         1-9-06         276,700       701,200
                                  12,500(2)              0.37            50.00        12-3-06         393,000       996,125

C. Thomas Harvie                  11,000(1)              0.32            44.00         1-9-06         304,370       771,320
                                  11,000(2)              0.32            50.00        12-3-06         345,840       876,590

Stanley C. Gault                  50,000(1)              1.48            44.00        7-31-03       1,383,500     3,506,000

NOTES TO OPTION/SAR GRANTS TABLE:

     (1) On January 9, 1996, incentive stock options and non-qualified stock options in respect of 1,650,090 shares of Common Stock were granted to 810 persons, including the Named Officers. In the case of each Named Officer, incentive stock options were granted in respect of 2,100 shares. No SARs were granted to the Named Officers during 1996. The exercise price of each stock option is equal to 100% of the per share fair market value (the average of the high and low sale prices as reported on the New York Stock Exchange Composite Transactions tape) of the Common Stock on the date granted. Each incentive stock option and each non-qualified stock option granted is exercisable in respect of 25% of the shares covered thereby beginning January 9, 1997, in respect of 50% of the shares covered thereby beginning January 9, 1998, in respect of 75% of the shares covered thereby beginning January 9, 1999, and are fully exercisable beginning January 9, 2000. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company or one of its subsidiaries for any reason, except that (a) upon the retirement or disability (as such terms are defined in the 1989 Plan) of the optionee more than six months after the date of the grant thereof, such stock option shall become immediately exercisable and remain exercisable for seven years following the retirement of the optionee and until the expiration date indicated in the Option/SAR Grants Table in the event of a disability, and (b) in the event of the death of the optionee more than six months after the grant thereof, the stock option shall be exercisable up to one year after the date of death of the optionee by the person or persons to whom the rights passed by his or her will or according to the laws of descent and distribution.

     (2) On December 3, 1996, incentive stock options and non-qualified stock options in respect of an aggregate of 1,737,951 shares of the Common Stock were granted to 827 persons, including the Named Officers (except Mr. Gault). In each case, incentive stock options were granted in respect of 2,000 shares and the balance of the shares indicated are the subject of non-qualified stock options. The exercise price of each stock option is equal to 100% of the per share fair market value of the Common Stock on the date granted. Each stock option is exercisable in respect of 25% of the shares covered thereby beginning December 3, 1997, in respect of 50% of the shares covered thereby beginning December 3, 1998, in respect of 75% of the shares covered thereby beginning December 3, 1999, and are fully exercisable beginning December 3, 2000. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company or one of its subsidiaries for any reason, except that (a) upon retirement or disability (as such terms are defined in the 1989 Plan) of the optionee more than six months after the date of the grant thereof, such stock option shall become immediately exercisable and remain exercisable until December 3, 2006, and (b) in the event of the death of the optionee more than six months after the grant thereof, each stock option shall be exercisable up to one year after the date of death of the optionee by the person or persons to whom the rights passed by his or her will or according to the laws of descent and distribution. Each option also includes the right to the automatic grant of a new option (a "reinvestment option") for that number of shares tendered in the exercise of the original stock option. The reinvestment option will have an exercise price equal to the fair market value of the Common Stock on the date of the exercise of the original stock option (which will also be the grant date of the reinvestment option) and will be subject to the same terms and conditions as the original stock option (except for the reinvestment option feature).

     (3) In respect of each stock option granted during 1996, the holder may, subject to certain conditions, pay the exercise price by delivery of owned shares of Common Stock (valued at the market value on the date of exercise) and/or may satisfy withholding tax obligations by delivering owned shares of Common Stock or by using shares of Common Stock acquired upon the exercise of the stock option.

     (4) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. No economic benefit to the optionees is possible without an increase in price of the Common Stock, which will benefit all shareholders commensurately.

     (5) In order to realize the potential values set forth in the 5% and 10% columns of the Option/SAR Grants Table in respect of the January 9, 1996 grants at the $44.00 exercise price, the per share price of the Common Stock would be $71.67 and $114.12, respectively. In order to realize the potential values set forth in the 5% and 10% columns in respect of the December 3, 1996 grants at the $50.00 exercise price, the per share price of the Common Stock would be $81.44 and $129.69, respectively.


OPTION/SAR 1996 EXERCISES AND YEAR-END VALUES



   The Option/SAR Exercises and Year-End Values Table below sets forth certain information regarding options and SARs exercised by the Named Officers in 1996 and the value of options/SARs held by the Named Officers at December 31, 1996, valued at $51.375 per share, the closing price of the Common Stock on the New York Stock Exchange Composite Transactions tape on December 31, 1996.

                 OPTION/SAR EXERCISES AND YEAR-END VALUES TABLE
                   AGGREGATED OPTION/SAR EXERCISES IN 1996 AND
                       DECEMBER 31, 1996 OPTION/SAR VALUES

                                                                 Number of Securities
                                                                      Underlying
                                                                      Unexercised                   Value of Unexercised
                              Shares                                Options/SARs at               In-the-Money Options/SARs
                             Acquired                              December 31, 1996                at December 31, 1996
                            on Exercise        Value             (Number of Shares)(1)                  (Dollars)(2)
                            (Number of       Realized       -----------------------------     ------------------------------
Name                        Shares)(1)        (Dollars)      Exercisable     Unexercisable      Exercisable    Unexercisable
                           -----------    --------------    -----------      ------------     -------------    ------------
Samir G. Gibara                 17,500        $  442,500       35,000           132,500          $  306,250       $768,125
William J. Sharp                21,800           391,913       81,300            52,300           2,133,363        342,738
Robert W. Tieken                    -0-               -0-      28,125            34,375             355,078        265,234
Eugene R. Culler, Jr.           20,800           503,750       26,350            29,250             474,450        177,000
C. Thomas Harvie                    -0-               -0-       2,750            30,250              24,406        169,469
Stanley C. Gault               457,100         7,525,150      197,900                -0-          1,422,013             -0-

NOTES TO OPTION/SAR EXERCISES AND YEAR-END VALUES TABLE:

(1) All shares acquired and all exercisable and unexercised shares are options to acquire Common Stock, except that during 1996 Messrs. Gibara and Culler exercised SARs in respect of 10,000 shares and 800 shares, respectively.

(2) Based on the $51.375 closing price of the Common Stock of the Company on December 31, 1996, as reported on the New York Stock Exchange Composite Transactions tape.

LONG TERM INCENTIVE AWARDS

   The 1989 Goodyear Performance and Equity Incentive Plan (the "1989 Plan"), empowers the Committee to grant Awards from time to time until December 31, 1998, which Awards may be Incentive, Non-qualified or Deferred Compensation Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Unit Grants, Performance Equity or Performance Unit Grants, any other Stock-Based Awards authorized by the Committee, or any combination of any or all of such Awards, whether in tandem with each other or otherwise, to officers and other key employees of the Company and its subsidiaries. If the 1997 Performance Incentive Plan is adopted by shareholders at the Annual Meeting (see, "Proposal to Approve The 1997 Performance Incentive Plan" at page 7), the 1989 Plan will expire on April 14, 1997, except with respect to the grants and awards then outstanding.

   Performance Equity Grants have ordinarily been granted on an annual basis in January of each year. In 1996, grants were made in January for the three year performance period ending December 31, 1998 and in December (rather than in January 1997) for the three year performance period ending December 31, 1999.

   The Long Term Incentive Plan Awards Table below sets forth the long term incentive grants in 1996 to the Named Officers, all of which were Performance Equity Grants under the 1989 Plan.

                                           LONG TERM INCENTIVE PLAN AWARDS TABLE
                                        LONG TERM INCENTIVE PLANS -- AWARDS IN 1996
                                                                               Estimated Future Payouts Under Non-Stock
                            Number of Shares,                                            Price-Based Plans(3)
                                Units or                                    -------------------------------------------------
                              Other Rights                                   Threshold          Target             Maximum
                              (expressed in            Performance         (expressed in     (expressed in      (expressed in
                                Number of               or Other             Number of         Number of          Number of
                                Shares of             Period Until           Shares of         Shares of          Shares of
                              Common Stock)           Maturation or           Common            Common             Common
Name                             (1) (2)                Payout(3)            Stock)(4)         Stock)(5)          Stock(6)
-----                        ---------------      --------------------     ------------      ------------       -----------
Samir G. Gibara                18,200(1)          1/1/96 to 12/31/98(1)      14,560(5)         18,200(7)          27,300(9)
                               23,800(2)          1/1/97 to 12/31/99(2)      19,040(6)         23,800(8)          35,700(10)

William J. Sharp                7,000(1)          1/1/96 to 12/31/98(1)       5,600(5)          7,000(7)          10,500(9)
                                7,800(2)          1/1/97 to 12/31/99(2)       6,240(6)          7,800(8)          11,700(10)

Robert W. Tieken                4,100(1)          1/1/96 to 12/31/98(1)       3,280(5)          4,100(7)           6,150(9)
                                5,000(2)          1/1/97 to 12/31/99(2)       4,000(6)          5,000(8)           7,500(10)

Eugene R. Culler, Jr.           3,300(1)          1/1/96 to 12/31/98(1)       2,640(5)          3,300(7)           4,950(9)
                                5,000(2)          1/1/97 to 12/31/99(2)       4,000(6)          5,000(8)           7,500(10)

C. Thomas Harvie                3,600(1)          1/1/96 to 12/31/98(1)       2,880(5)          3,600(7)           5,400(9)
                                4,200(2)          1/1/97 to 12/31/99(2)       3,360(6)          4,200(8)           6,300(10)

Stanley C. Gault               18,000(1)          1/1/96 to 12/31/98(1)      14,400(5)         18,000(7)          27,000(9)

NOTES TO LONG TERM INCENTIVE PLAN AWARDS TABLE:

(1) On January 9, 1996, the Committee granted performance equity grant units ("1998 Performance Units") under the 1989 Plan to the Named Officers and 22 other key executives of the Company. The number of 1998 Performance Units paid will be determined by and contingent upon the extent to which the performance goals are achieved. Payment of 50% of the 1998 Performance Units earned will be made in cash in February of 1999 (unless payment is deferred in whole or in part by the Committee on a mandatory basis or pursuant to the timely election of the grantee). Payment of the other 50% of the 1998 Performance Units earned will be deferred for at least five years in the form of Common Stock equivalent units. The Common Stock equivalent units will earn dividend equivalents and will be payable in shares of Common Stock or cash, or a combination thereof, at the election of the grantee. The performance goals are specified levels of aggregate earnings per share of the Common Stock during the three year period ending December 31, 1998 (the "1998 Performance Period").

(2) On December 3, 1996, the Committee granted performance equity grant units ("1999 Performance Units") under the 1989 Plan to the Named Officers (except Mr. Gault) and to 27 other key executives of the Company. The number of 1999 Performance Units paid will be determined by and contingent upon the extent of which specified performance goals are achieved. Payment of 50% of the 1999 Performance Units earned will be made in cash in February of 2000 (unless payment is deferred in whole or in part by the Committee on a mandatory basis or pursuant to the timely election of the grantee). Payment of the other 50% of the 1999 Performance Units earned will be deferred for at least five years in the form of Common Stock equivalent units. The Common Stock equivalent units will earn dividend equivalents and will be payable in shares of Common Stock or cash, or any combination thereof, at the election of the grantee. The performance goals are specified levels of aggregate earnings per share of the Common Stock during the three year period ending December 31, 1999 (the "1999 Performance Period").

(3) A participant must be an employee at the end of Performance Period to receive the proceeds of the Performance Units; except that, if such participant dies, retires or becomes disabled prior to the end of the Performance Period, the participant will receive a prorated portion of any Performance Units earned based on the portion of the Performance Period he or she was an active employee.

(4) Various payouts, ranging from 80% to 150% of the Performance Units granted, may be earned based on the aggregate earnings per share of Common Stock during the Performance Period. Under the 1989 Plan, the Committee may eliminate the effect of accounting changes and extraordinary events in determining the aggregate earnings per share of Common Stock during a Performance Period. The amount ultimately realized by a Named Officer or other grantee will depend on the aggregate earnings per share of Common Stock during the relevant Performance Period and the value of the Common Stock when the amount earned is ultimately paid.

(5) The aggregate earnings per share of Common Stock during the 1998 Performance Period must be at least $12.25 before any distribution may be made. If aggregate earnings are at least $12.25 during the 1998 Performance Period, at least 80% of the 1998 Performance Units granted will be awarded.

(6) The aggregate earnings per share of Common Stock during the 1999 Performance Period must be at least $13.25 before any distribution may be made. If aggregate earnings are at least $13.25 during the 1999 Performance Period, at least 80% of the 1999 Performance Units granted will be awarded.

(7) If the aggregate earnings per share of Common Stock are $13.00 during the 1998 Performance Period, 100% of the 1998 Performance Units granted will be awarded.

(8) If the aggregate earnings per share of Common Stock are $14.00 during the 1999 Performance Period, 100% of the 1999 Performance Units granted will be awarded.

(9) If the aggregate earnings per share of Common Stock are $14.25 or more during the 1998 Performance Period, 150% of the 1998 Performance Units granted will be awarded.

(10) If the aggregate earnings per share of Common Stock are $15.25 or more during the 1999 Performance Period, 150% of the 1999 Performance Units granted will be awarded.

OTHER PLAN INFORMATION

STOCK OPTIONS AND APPRECIATION RIGHTS

   The 1989 Plan provides, among other things, for the granting of Incentive Stock Options, Non-qualified Stock Options, SARs and other grants and awards in respect of up to approximately 21,500,000 shares of the Common Stock. The 1989 Plan will expire on the earlier of the approval of the 1997 Performance Incentive Plan (or other successor plan to the 1989 Plan) or December 31, 1998, except with respect to Stock Options, SARs and other grants and awards then outstanding. At February 18, 1997, there were outstanding Stock Options granted under the 1989 Plan in respect of 7,071,157 shares (including Stock Options with tandem Change in Control SARs in respect of 18,400 shares and tandem SARs in respect of 906,282 shares) and independent SARs in respect of 53,770 shares.


PERFORMANCE RECOGNITION PLAN

   On December 3, 1996, the Board of Directors of the Company approved the participation of approximately 921 key employees, including all executives of the Company, in Plan Year 1997 of the Performance Recognition Plan of the Company (the "Performance Plan"). The Committee determined the participants and established their respective target bonuses. Thereafter the Committee reviewed and approved the performance criteria and goals established for each participant. The target bonus of each participant is subject to adjustment between zero and 150%, depending upon the level of achievement measured relative to the performance criteria and goals established by the Committee in respect of such participant. The Performance Plan establishes specific goals for operating earnings (calculated as the amount equal to sales minus cost of goods sold and sales, administrative and general expense, herein "EBIT") and cash flow for the Company or an operating unit, as the case may be, in respect of the participant. Payment of awards in respect of Plan Year 1997 under the Performance Plan will be made in February of 1998, except to the extent deferred by the Committee or an eligible participant pursuant to the Company's Deferred Compensation Plan for Executives, contingent upon the level of achievement of the EBIT and cash flow goals and upon the Committee's determination that payment would be appropriate. Awards, if any, will be paid in cash. Target bonuses under the Performance Plan have been established for calendar year 1997 as follows: Mr. Gibara, $675,000; Mr. Sharp, $275,000; Mr. Tieken, $220,000; Mr. Culler, $175,000; Mr. Harvie,
$170,000; and all participants (921 persons) as a group, $16,681,828.

SAVINGS PLAN

   The Company sponsors the Employee Savings Plan for Salaried Employees (the "Savings Plan"). An eligible employee (any full-time salaried employee with at least six months of service) may contribute 1% to 16% of his or her compensation to the Savings Plan, subject to an annual contribution ceiling ($9,500 in 1997). Such contributions to the Savings Plan are not included in the current taxable income of the employee pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Employee contributions are, at the direction of the participant, invested by the Savings Plan Trustee in the following eight funds: The Stable Value Fund, the S&P 500 Index Stock Equity Fund, the Large Capitalization Stock Equity Fund, the Small Capitalization Stock Equity Fund, the International Stock Equity Fund, the Conservative Asset Allocation Fund, the Moderate Asset Allocation Fund and the Aggressive Asset Allocation Fund.

   During 1997, the Company is matching each dollar contributed by a participating employee (up to a maximum of the lesser of 6% of such participant's compensation during 1997 or $9,500) with 50 cents. The level of the Company's matching contributions in future years will be determined by the Company's Board of Directors. Company contributions are made in cash and are invested by the Savings Plan Trustee in shares of Common Stock and held in the Goodyear Stock Fund of the Plan. Participants who are age 52 or older may transfer all or any whole percentage of their employer match funds from the Goodyear Stock Fund to any one or more of the eight Funds listed above.

SEVERANCE PLAN

   The Goodyear Employee Severance Plan (the "Severance Plan") was adopted by the Company on February 14, 1989 pursuant to the authorization of the Board of Directors and upon the recommendation of the Compensation Committee. The Severance Plan provides that, if the employment of an eligible employee is involuntarily terminated (as defined in the Severance Plan) within two years following a Change in Control, such employee is entitled to receive severance pay, either in a lump sum or, at the employee's election, on a regular salary payroll interval basis, in an amount equal to the sum of (a) two weeks' pay for each full year of service with the Company and its subsidiaries completed by such employee and (b) one month's pay for each $12,000 of such employee's total annual compensation (which includes such employee's base salary rate in effect at the date of termination, plus all bonus, profit sharing and incentive compensation paid to such employee during the twelve months prior to his or her separation); provided, that such sever-ance pay shall not exceed two times the total annual compensation of such employee. In addition, each such person shall receive medical benefits and basic life insurance coverage on the same basis as in effect prior to his or her separation for a period of weeks equal to the number of weeks of severance pay. Any full-time salaried employee of the Company or any of its domestic subsidiaries having at least one year of service and participating in the Retirement Plan is eligible for benefits under the Severance Plan. Under the Severance Plan, a Change in Control is deemed to occur upon the acquisition of 35% or more of the Common Stock by any "Acquiring Person" or any change in the composition of the Board of Directors of the Company with the effect that a majority of the directors are not "continuing directors."

   If it is assumed that the Named Officers had been involuntarily terminated as of December 31, 1996 following within two years of a Change in Control, the amount of severance pay due under the Severance Plan to the Named Officers in such event would have been: Mr. Gibara, $2,574,602; Mr. Sharp, $1,407,500; Mr. Tieken, $1,326,000; Mr. Culler, $886,222; and Mr. Harvie, $810,000.


DEFERRED COMPENSATION PLAN

   The Company's Deferred Compensation Plan for Executives was adopted by the Board of Directors of the Company upon the recommendation and approval of the Compensation Committee on and effective as of October 4, 1994. Pursuant to the Deferred Compensation Plan, an eligible employee may elect to defer all or a portion of his or her Performance Plan award and/or all or a portion of his or her annual salary in excess of $150,000 by making a timely deferral election. The deferral period options are five years, the year following retirement or in five to fifteen annual installments commencing the year following retirement. In addition, any cash compensation earned by any officer of the Company which, if paid as and when due, would not be deductible by the Company for Federal Income Tax purposes by reason of the limitations of Section 162(m) of the Code shall automatically be deferred under the Deferred Compensation Plan. Amounts deferred earn amounts equivalent to the returns on one or more of five reference funds, as selected by the participant.


RETIREMENT BENEFITS

   The Company maintains a Retirement Plan for Salaried Employees (the "Retirement Plan"), a defined benefit plan qualified under the Code, in which most salaried employees (other than employees assigned to retail store locations) of the Company, including all officers, are eligible to participate. The Retirement Plan permits any eligible employee to make monthly optional contributions at an annual rate equal to 2% of his or her annual earnings in excess of Social Security covered compensation ($29,304 in 1997), up to a maximum 1997 contribution of $2,613.92. The Code limits the maximum amount of earnings that may be used in calculating benefits under the Retirement Plan, which limit is $160,000 for 1997. In 1994, the Company established a non-qualified, unfunded Excess Benefits Plan which provides additional benefits to a select group of highly compensated employees. The Excess Benefits Plan will pay benefits equal to the difference between the monthly amount paid under the Retirement Plan and the monthly amount which would have been paid under the Retirement Plan if calculated without the Code limitation on compensation ($160,000 in 1997) in respect of which benefits may be calculated. The Company also maintains a Supplementary Pension Plan (the "Supplementary Plan"), a non-qualified, unfunded plan which provides additional retirement benefits to all officers of the Company and certain other key employees. Participants in the Supplementary Plan do not participate in the Excess Benefits Plan. The Retirement Plan and the Supplementary Plan (the "Pension Plans") provide pension benefits to participants who have at least 30 years of service or have at least ten years of service and have attained the age of 55. Benefits payable to a participant who retires between ages 55 and 62 are subject to a reduction of 4.8% for each full year of retirement before age 62. Prior to retirement, a participant may elect to receive, subject to approval of the Committee, a lump sum settlement of the benefits payable under the Supplementary Plan.

   The Pension Plan Table on the next page shows estimated annual benefits payable at selected earnings levels under the Retirement Plan, as supplemented by the Supplementary Plan, assuming retirement on July 1, 1997 at age 65 after selected periods of service.

   The pension benefit amounts shown in the Pension Plan Table include the maximum benefits obtainable under the formula for the optional contributory portion of the Retirement Plan and under the Supplementary Plan and assume payments are made on a five year certain and life annuity basis (and not under any of the various survivor options or the lump sum option) and are not subject to any deduction for social security or any other offsets. Pension benefits are based on the participant's highest average monthly earnings, consisting of salary and cash payments under the Performance Recognition Plan (and prior annual incentive plans) for any period of 60 consecutive months within the 120 months immediately preceding his or her retirement (assuming full participation

                               PENSION PLAN TABLE

                        Estimated annual benefits upon retirement at July 1, 1996, with years of service indicated.
---------------------------------------------------------------------------------------------------------------------------
Remuneration       15 Years       20 Years       25 Years        30 Years        35 Years        40 Years         45 Years
------------     -----------   -----------    ------------    ------------    ------------    -------------    ------------
  $  250,000        $ 70,883     $  90,128      $  102,753      $  115,378      $  123,589       $  131,800      $  140,011

     500,000         151,703       193,391         221,713         250,036         264,992          279,948         294,905

     750,000         234,203       298,391         341,713         385,036         407,492          429,948         452,405

   1,000,000         316,703       403,391         461,713         520,036         549,992          579,948         609,905

   1,250,000         399,203       508,391         581,713         655,036         692,492          729,948         767,405

   1,500,000         481,703       613,391         701,713         790,036         834,992          879,948         924,905

   1,750,000         564,203       718,391         821,713         925,036         977,492        1,029,948       1,082,405

   2,000,000         646,703       823,391         941,713       1,060,036       1,119,992        1,179,948       1,239,905

   2,250,000         729,203       928,391       1,061,713       1,195,036       1,262,492        1,329,948       1,397,405

   2,500,000         811,703     1,033,391       1,181,713       1,330,036       1,404,992        1,479,948       1,554,905


in the contributory feature of the Retirement Plan), with monthly benefits ranging from as low as 21% of such earnings in the case of a participant who retires after 10 years of service to as high as 63% of such earnings in the case of a participant who retires after 45 years of service. Earnings covered by the Pension Plans are substantially equivalent to the sum of the amounts set forth under the "Salary" and "Bonus" columns of the Summary Compensation Table in respect of each of the Named Officers, except Mr. Gault who has retired and did not participate in the contributory feature of the Retirement Plan or in the Supplementary Plan. Mr. Gault receives $103 per month under the Retirement Plan. The years of credited service under the Plans for each of the Named Officers are: Mr. Gibara, 30 years; Mr. Sharp, 32 years; Mr.
Tieken, 4 years; Mr. Culler, 35 years; and Mr. Harvie, 2 years.


EMPLOYMENT AND STOCK PURCHASE
AGREEMENTS

   Mr. Gault and the Company were parties to an Employment Agreement dated August 6, 1991(as amended, the "Employment Agreement"), which provided for the employment of Mr. Gault as Chairman of the Board and Chief Executive Officer through December 31, 1995, on which date the Employment Agreement expired. Mr. Gault continued to serve as the Chairman of the Board and a Director of the Company until June 30, 1996 and as an employee of the Company until July 31, 1996. Mr. Gault's salary was continued in 1996 by the Compensation Committee at the annual rate of $1,020,000 established in 1994. Mr. Gault was awarded a payout of $588,375 under the Performance Plan for plan year 1996, which amount will be paid in April 1997.

   Under the terms of the Employment Agreement, a Stock Purchase Agreement and the 1989 Plan, Mr. Gault, in lieu of retirement benefits, purchased 100,250 shares (after giving effect to the two-for-one stock split on May 4, 1993) of Common Stock for $.05 per share, which shares were, through December 31, 1996, restricted, subject to forfeiture and, under certain circumstances, subject to the Company's $.05 per share repurchase option.


DIRECTORS' COMPENSATION

   Directors of the Company who are not serving as officers or employees of, or consultants to, the Company or any of its subsidiaries receive, as compensation for their services to the Company as a director, $7,500 per calendar quarter, plus $1,500 for each Board meeting attended and for each committee meeting attended. Travel and lodging expenses incurred by such directors in attending Board and committee meetings are paid by the Company. A director who is also an officer or an employee of, or a consultant to, the Company or any of its subsidiaries does not receive additional compensation for his or her services as a director.

   On February 2, 1996, the Compensation Committee recommended and the Board of Directors adopted the Outside Directors' Equity Participation Plan (the "Directors' Equity Plan") for directors who are not current or former employees of the Company or a subsidiary. The Directors' Equity Plan replaces the Retirement Plan for Outside Directors, which was terminated on February 2, 1996 except with respect to former directors currently receiving benefits ($20,000 per year until death, with a $100,000 minimum payout) thereunder. Under the Directors' Equity Plan, on April 1, 1996 and on the first business day of each calendar quarter thereafter each eligible director who has been a director for the entire preceding calendar quarter will have $2,000 accrued to his or her Plan account, which amount will be converted into units equivalent in value to shares of Common Stock ("share equivalents") at the fair market value of the Common Stock on the accrual date. In addition, each eligible director on February 2,

1996 was awarded a special accrual to his or her Plan Account in accordance with a formula designed to reflect prior service and result in an estimated Plan account value at age 70 commensurate with the value of the terminated plan. The share equivalents in each participant's Plan account will be deemed to receive dividends at the same rate as the Common Stock, which dividends will also be converted into share equivalents in the same manner.

   A director is entitled to benefits under the Directors' Equity Plan after leaving the Board of Directors unless the Board of Directors elects to deny or reduce benefits, except that benefits may not be denied or reduced if prior to leaving the Board of Directors the participant either (i) attained the age of 70 with at least five years of Board service or (ii) attained the age of 65 with at least ten years of Board service. The share equivalents will be converted to a dollar value at the price of the Company's Common Stock on the later of the first day of the seventh month following the month during which the participant ceases to be a director or the first business day of the year next following the year during which the participant ceased to be a director. Such amount will be paid in ten annual installments or, at the discretion of the Compensation Committee, in a lump sum or in fewer than 10 installments beginning on the tenth day following the aforesaid conversion from share equivalents to a dollar value. The amount in the director's Plan account will earn interest from the date converted to a dollar value until paid at a rate one percent higher than the prevailing yield on United States Treasury securities having a ten year maturity on the conversion date.

   The Directors' Equity Plan also permits each participant to annually elect to have 25%, 50%, 75% or 100% or his or her retainer and meeting fees deferred and converted into share equivalents on substantially the same basis. The Board of Directors believes the Directors' Equity Plan will further align the interests of directors with the interests of shareholders by making part of each director's compensation dependent on the value and appreciation over time of the Common Stock.

   The Company established a directors' Charitable Award Program funded by Company purchased and owned life insurance policies on the lives of pairs of directors. The Company will donate $1 million per director to one or more qualifying charitable organizations recommended by the paired directors after both of the paired directors are deceased. Assuming current tax laws remain in effect, the Company will recover the cost of the program over time with the proceeds of the insurance policies purchased. Individual directors will derive no financial benefit from the program, as the related charitable contributions will accrue to the Company.


OTHER MATTERS

   Mrs. Gertrude G. Michelson, a director of the Company, was a director of, and served as a Senior Advisor to, R. H. Macy & Co., Inc. from September 1, 1992 to December 31, 1994. Mrs. Michelson retired as the Senior Vice President -- External Affairs of R. H. Macy & Co., Inc. effective September 1, 1992. On January 27, 1992, R. H. Macy & Co., Inc. commenced a case seeking reorganization under the Federal Bankruptcy Code and emerged from bankruptcy on December 19, 1994. Mrs. Michelson was a director of Federated Department Stores, Inc., which acquired R. H. Macy & Co., Inc, from January of 1995 to May of 1996.

   During 1996, the Company and its subsidiaries in the ordinary course of their business and at competitive prices and terms made sales to or purchases from, or engaged in other transactions with, corporations of which certain of the Company's non-employee directors are executive officers. The Company does not consider the amounts involved in such transactions or the transactions themselves to be material to its business and believes such amounts and transactions were not material in relation to the business of such other corporations or the interests of the directors concerned.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's directors and officers to file reports of ownership and changes in ownership in the Company's equity securities with the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely on a review of the copies of Forms 3, 4 and 5 received by the Company, or on written representations from certain directors and officers that no updating Section 16(a) forms were required to be filed by them, the Company believes that no director or officer of the Company filed a late report or failed to file a required report under Section 16(a) of the Exchange Act during or in respect of the year ended December 31, 1996, except that Mr. D. E. Dick, a Vice President of the Company, filed an amendment, dated January 8, 1997, to his Form 3 dated November 6, 1996 to correct an administrative error in the initial reporting of his holdings of Common Stock. To the knowledge of the Company, no person owned 10% or more of any class of the Company's equity securities registered under the Exchange Act during 1996.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE POLICIES AND PRACTICES

   The Board of Directors of the Company (the "Board") has delegated to the Compensation Committee of the Board (the "Committee") primary responsibility for establishing and administering the compensation programs of the Company for its executive officers and other key personnel. In performing its duties, the Committee meets with the Chief Executive Officer to review compensation policy and specific levels of compensation paid to the executive officers and other key personnel, administers the Company's annual, intermediate term and long term compensation plans for its executive officers and certain other key personnel and reports and makes recommendations to the Board regarding executive compensation policies and programs. Each director who is not a former or current officer or employee of the Company or any of its subsidiaries is a member of the Committee. Members of the Committee are not eligible to participate in any of the Company's compensation programs for its executive officers and other key personnel.

   The Committee annually reviews the compensation of the Company's executive officers and other key personnel to determine whether (a) the Company is competitive and can attract and retain qualified and experienced executive officers and other key personnel, and (b) the executive officers and other key personnel employed by the Company are appropriately motivated to seek to attain short term and intermediate term corporate and business unit performance goals approved by the Committee and to manage the Company for sustained long term growth.

   The Company's compensation programs are designed to retain and motivate its executive officers and other key personnel and align their interests with the interests of the shareholders by providing compensation in the form of: (1) competitive salaries; (2) annual cash bonuses pursuant to the Company's Performance Recognition Plan (the "Performance Plan") based on operating performance measured against specific goals for operating earnings before interest and taxes (calculated as the amount equal to sales minus cost of goods sold and sales, administrative and general expense, herein "EBIT") and cash flow; (3) intermediate term compensation in the form of the Common Stock of the Company and cash pursuant to performance equity grants having three year performance periods, where payout is dependent on the Company achieving designated levels of cumulative earnings per share during the performance period; and (4) long term compensation in the form of stock options granted at the fair market value of the Common Stock on the date of grant. Other elements of compensation, such as retirement, health and life insurance benefits, are also considered by the Committee in its evaluation of the compensation package provided to the Company's executive officers.

   The Company's executive compensation programs are designed so that a substantial percentage of each executive officer's compensation is dependent upon corporate performance and appreciation in the value of the Common Stock of the Company.

   In addition, the Committee desires to encourage ownership of the Common Stock by the executive officers of the Company by providing forms of intermediate and long-term performance based incentive compensation which afford convenient methods for executive officers to acquire shares of Common Stock. In furtherance of this objective, the Chief Executive Officer reviews ownership levels among the executive officers and reports them to the Committee. Although the Committee has elected not to require specific levels of ownership, the Committee has increased the connection between the performance of the Common Stock over time with the compensation of executive officers and other key employees of the Company by requiring the deferral of 50% of the payouts which may be earned pursuant to all outstanding performance equity grants, including grants payable in February of 1997, for at least five years in the form of common stock equivalent units, which may be paid in shares of Common Stock, cash or any combinations thereof at the election of the participant. Further, the participant may elect in respect of performance equity grants payable in 1998, 1999 and 2000 to defer all or a portion of the remaining 50% of the amounts earned thereunder in the form of such common stock equivalent units.

   Section 162(m) of the Internal Revenue Code (the "Code") provides that compensation paid to a public company's chief executive officer and its four other highest paid executive officers in tax years 1994 and thereafter in excess of $1 million is not deductible unless such compensation is paid only upon the achievement of objective performance goals where certain procedural requirements have been satisfied. Alternatively, such compensation may be deferred until the executive officer is no longer a covered person under Section 162(m) of the Code. The Committee has adopted a policy of conforming to the requirements of
Section 162(m) of the Code and the regulations promulgated thereunder. Any compensation which would be subject to the Section 162(m) limitation has been automatically deferred until the payment of such compensation would be deductible by the Company. However, the Committee recognizes that there may be instances in the future where it would be in the best interest of the Company and its shareholders to pay compensation which would not be deductible by reason of
Section 162(m) of the Code.

   In order to continue to provide intermediate and long term performance based incentive compensation on a basis that will permit the Company to comply with
Section 162(m) of the Code with respect to the grant of stock options, stock appreciation rights, performance grants and certain restricted stock and other stock-based grants and awards, the Committee has approved and recommended to the Board of Directors a new 1997 Performance Incentive Plan, which the Board of Directors adopted and is submitting to the 1997 Annual Meeting for shareholder approval. The Committee believes the 1997 Performance Incentive Plan provides the appropriate means for granting various forms of performance based incentive compensation which will permit the Company to comply with Section 162(m) of the Code, as well as provide other forms of compensation which, although not excludable from the limitations of Section 162(m), permits the Committee to offer compensation arrangements which are appropriate to the needs of the Company and consistent with the compensation policies and practices of the Committee.


COMPENSATION OF EXECUTIVE OFFICERS

   The Committee met with the Chief Executive Officer to receive his recommendations regarding 1996 adjustments to the salary and Performance Plan participation guidelines for each executive officer position and certain other key positions. The guidelines for each position were based primarily on market data from four generally available surveys of the salary and annual bonus practices of other companies. Each of the surveys included compensation data compiled from at least 300 companies, with one survey using data compiled from more than 1,200 companies. The Company also retained a nationally recognized consulting firm to review the guidelines for each executive officer position, by function, in comparison to a customized group of 25 industrial companies similar to the Company with comparable annual sales. The Committee generally seeks to establish salary and annual performance plan guidelines at levels that approximate the median (the 50th percentile) of such kinds of compensation paid by companies included in said surveys. The median survey compensation for each position was determined utilizing regression analysis based on revenues. The results of the surveys were weighted to emphasize manufacturing companies, especially producers of nondurable goods. In addition to the individual position data surveys, nine other general surveys indicating past, present and projected salary structures and increases for executive positions were reviewed.

   The compensation levels indicated by the surveys were the principal basis used by the Committee for establishing the combined salary and annual Performance Plan compensation. The Committee also considered the Chief Executive Officer's recommendations, which were based in substantial part on the aforesaid guidelines as well as on certain subjective factors, including his evaluation of the performance of each executive officer, the performance of the Company and general economic and competitive conditions.

   In 1996, salaries of the executive officers named in the Summary Compensation Table (the "Named Officers") were an average of 5.4% lower than the median indicated by the guidelines and 16.2% higher than in 1995. The aggregate salaries paid to all executive officers during 1996, which included promotional and merit increases, were 10.0% higher than in 1995. Salaries averaged approximately 58% of total annual cash compensation paid to executive officers, and 52% of total annual cash compensation paid to the Named Officers, in respect of 1996.

   Pursuant to the Performance Plan, the Committee established, based on the recommendations of the Chief Executive Officer, the target amount of the bonus for each executive officer and reviewed and adopted performance goals for plan year 1996. Compensation paid under the Performance Plan in respect of plan year 1996 was based on the EBIT and cash flow performance of the entire Company and of the operating unit to which the executive officer is assigned, or, as in the case of certain officers of the Company, including Messrs. Gibara, Sharp, Tieken, Harvie and Gault, based solely on the EBIT and cash flow performance of the entire Company. Depending on the extent to which applicable EBIT and cash flow goals were achieved, payouts could have ranged from zero to 150% of the target amounts. The target annual incentive compensation levels (assuming payout at 100% of target) for 1996 represented approximately 30% of total 1996 annual cash (salary and Performance Plan) compensation, which was substantially the same proportion as the median level established by the aforesaid surveys. EBIT and cash flow goals for 1996 were exceeded by the Company and most operating units. Payouts for 1996 averaged approximately 136% of the target levels for the various operating units and were 143% of the target level for the Company. The Performance Plan payments represented an average of approximately 42% of the total 1996 annual cash compensation of the Company's executive officers and 48% of annual cash compensation of the Named Officers.

   A significant portion of the total compensation package of each executive officer is contingent upon the performance of the Company over the intermediate term, where performance is measured by the Company's cumulative net income per share or another appropriate standard. Accordingly, performance equity grants have been made annually since 1992 to executive officers (and certain other key employees) of the Company pursuant to the 1989 Goodyear Performance and Equity Incentive Plan (the "1989 Plan"). The Committee, after consultation with and based on the recommendations of the Chief Executive Officer, establishes the terms and conditions of all grants (including the performance criteria, the target levels for payout and the aggregate amount of grants), selects the persons to whom grants are made and fixes the size of each such person's grant. Performance equity grants are designed to comprise approximately 50% of target medium and long term compensation.

   The Committee awarded payouts in respect of the performance equity grants made in January 1994 pursuant to the 1989 Plan for the three year Performance Period ended December 31, 1996, at 143.6% of the units granted, the payment of 50% of which was automatically deferred for at least five years in the form of Common Stock equivalent units. The other 50% will be paid in cash in February 1997. The awards were made based on aggregate earnings per share of $12.11, determined by the Committee after adjusting 1996 earnings per share to eliminate the effects of the $872.0 million of asset writedown and rationalization charges. The Committee deemed the adjustments to 1996 earnings to be appropriate in view of the special nature of said charges.

   Performance equity grants for 1996 were granted by the Committee under the 1989 Plan to all executive officers and certain other key employees of the Company on January 9, 1996, based on guidelines established using the median of medium and long term compensation awards by 33 manufacturing companies (having median annual sales of approximately $14.0 billion) included in a 1994 survey acquired by the Company. The performance equity grants were granted in respect of substantially the same number of units as were granted in respect of 1995. Payouts in respect of the performance equity grants may range from zero to 150% of the target amounts, depending on the cumulative net income per share of Common Stock during the three year performance period ending December 31, 1998, which must equal or exceed $12.25 per share of Common Stock in order for any payout to be made. If total net income per share during the performance period is $14.25 or more, 150% of the targeted amount may be paid.

   Performance equity grants for 1997 were also granted by the Committee under the 1989 Plan to all executive officers and certain other key employees of the Company on December 3, 1996, based on guidelines established using the median of medium and long term compensation awards by 40 manufacturing companies (having median annual sales of approximately $14.6 billion) included in a 1996 survey acquired by the Company. The Performance Equity Grants were granted in respect of substantially the same number of units as were granted in respect of 1996. Payouts in respect of the Performance Equity Grants may range from zero to 150% of the target amounts, depending on the cumulative net income per share of Common Stock during the three year performance period ending December 31, 1999, which must equal or exceed $13.25 per share of Common Stock in order for any payout to be made. If total net income per share during the performance period is $15.25 or more, 150% of the targeted amount may be paid.

   The Committee also grants stock options to officers and other key employees of the Company. The Committee believes that annual grants of stock options provide an additional long term incentive for key personnel to remain with the Company and improve future Company performance and confirm the mutuality of interests shared by the Company's management and its other shareholders with compensation dependent upon the appreciation of the Common Stock of the Company. All options are granted at a per share exercise price equal to the market value of the Common Stock on the date of grant. The Committee obtains and reviews surveys of the option granting practices of other manufacturing companies of a similar size in order to determine if the Company's grants are competitive in size and terms and conditions. The Committee believes that options should be granted once each year and that, under ordinary circumstances, each year each executive officer should be granted options in respect of shares having approximately the same dollar value, determined using the standard growth methodology applied in the surveys used by the Company for determining performance equity grant levels, subject to variation to reflect changes in the responsibility or performance of the executive officers or changes in the performance or circumstances of the Company.

   Accordingly, options have been granted to all executive officers and other key employees annually, ordinarily at the beginning of each year. Within the guideline ranges established using the aforesaid surveys, the size of individual stock option grants were determined primarily on the basis of the responsibilities of each executive officer in the Company. Recent Company performance, prior grants and the prior performance of the executive officer were also considered in determining the size of the grants.

   On January 9, 1996, stock options in respect of 1,655,170 shares were granted pursuant to the 1989 Plan at $44.00 per share (the fair market value of the Common Stock on that day) to 813 key employees (including all executive officers), which options expire on January 9, 2006. In addition, stock options in respect of 1,737,951 shares of Common Stock were granted under the 1989 Plan on December 3, 1996, to 827 key employees (including all executive officers) at an exercise price of $50.00 per share (the fair market value of the Common Stock on that day). The options, which will expire on December 3, 2006, provide for the automatic grant of new "reinvestment options" for that number of shares of Common Stock tendered as payment of the exercise price. The reinvestment options will be granted at an exercise price equal to the fair market value of the Common Stock on the date the original option is exercised.


COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

   Mr. Gibara was elected President and Chief Executive Officer of the Company effective January 1, 1996 and Chairman of the Board effective July 1, 1996. The Committee reviewed Mr. Gibara's compensation in the same manner as described above for the executive officers. In light of Mr. Gibara's increased responsibilities and in recognition of his outstanding performance in his prior position of President and Chief Operating Officer, the Committee significantly increased his annual salary effective April 1, 1996 to an annual rate of $900,000.

   Pursuant to the Performance Plan for 1996, the Committee established a target bonus of $537,842 for Mr. Gibara, the payout of which was subject to adjustment from zero to 150% of the target amount depending on the extent to which total company EBIT and cash flow goals were achieved. Under Mr. Gibara's leadership, the Company exceeded the EBIT and cash flow goals for 1996 resulting in Mr. Gibara earning 143.4% of his target bonus. Mr. Gibara also participated in the payout of the performance award in respect of the three year performance period ended December 31, 1996, and will receive $185,783 in cash in February 1997 and $185,783 will be deferred in the form of Common Stock equivalent units for at least five years.

   The cash compensation in respect of 1996 for Mr. Gibara would be subject to the limitation on deductibility for Federal Income Tax purposes under Section 162(m) of the Code. In accordance with the Committee's policy to preserve the compensation deduction for the Company, payment of a portion of the Performance Plan payout for plan year 1996 was deferred pursuant to the Company's Deferred Compensation Plan for Executives.

   Applying the same guidelines used in respect of other executive officers, Mr. Gibara was granted as incentive compensation contingent upon the earnings performance of the Company two performance equity grants in 1996. The first grant was made on January 9 for the three year performance period ending on December 31, 1998 and the second grant was made on December 3, 1996 for the three year performance period ending on December 31, 1999.

   Mr. Gibara was granted stock options as long term incentive compensation based on the same guidelines applied by the Committee in respect of the stock option grants to the other executive officers. The grant in respect of 1996 was made on January 9, 1996, consisting of non-qualified stock options in respect of 52,900 shares of Common Stock and incentive stock options in respect of 2,100 shares of the Common Stock. He was also granted stock options in respect of 55,000 shares in respect of 1997 on December 3, 1996, consisting of non-qualified stock options in respect of 53,000 shares of Common Stock and incentive stock options in respect of 2,000 shares of Common Stock, which stock options also provide for the reinvestment options.

   Mr. Gault, who served as Chairman of the Board until June 30, 1996, was compensated by the Company until his retirement as an employee on July 31, 1996. His salary was continued in 1996 at the $1,020,000 annual rate established by the Committee in 1994. Mr. Gault will also receive in 1997 a payout under the Performance Plan for 1996 and an award under performance equity grants for the three year performance period ended December 31, 1996, in each case prorated based on the portion of the respective performance periods he was an active employee of the Company.

   Applying the same guidelines used in respect of other executive officers, on January 9, 1996, Mr. Gault was granted (i) a performance equity grant for the three year performance period ending on December 31, 1998, and (ii) stock options in respect of 50,000 shares.


February 4, 1997

                           The Compensation Committee

                             John G. Breen, Chairman

               William E. Butler                   Steven A. Minter
               Thomas H. Cruikshank                Agnar Pytte
               William J. Hudson, Jr.              George H. Schofield
               Gertrude G. Michelson               William C. Turner

                                PERFORMANCE GRAPH

   Set forth below is a graph comparing the cumulative total shareholder returns of the Common Stock of the Company ("Goodyear Common"), the Standard & Poor's 500 Composite Stock Index (the "S&P 500") and the Dow Jones Auto Parts & Equipment-All Index (the "Dow Auto Parts") at each December 31 during the period beginning December 31, 1991 and ending December 31, 1996. The graph assumes the investment of $100 on December 31, 1991 in Goodyear Common Stock, in the S&P
500 and in the Dow Auto Parts. Total shareholder return was calculated on the basis that in each case all dividends were reinvested.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                  GOODYEAR COMMON, S & P 500 AND DOW AUTO PARTS

                                   [GRAPH]
---------------------------------------------------------------------------
December 31,        1991      1992      1993      1994      1995      1996
---------------------------------------------------------------------------
GOODYEAR COMMON      100       129       175       131       181       210
---------------------------------------------------------------------------
S & P 500            100       108       118       120       165       203
---------------------------------------------------------------------------
DOW AUTO PARTS       100       129       160       136       170       192
---------------------------------------------------------------------------

                                  MISCELLANEOUS

SUBMISSION OF SHAREHOLDER PROPOSALS

   If a shareholder desires to have a proposal included in the Proxy Statement and Proxy of the Board of Directors for the 1998 Annual Meeting of Shareholders, such proposal shall conform to the applicable proxy rules of the Securities and Exchange Commission concerning the submission and content of proposals and must be received by the close of business on October 29, 1997 at the executive offices of the Company, 1144 East Market Street, Akron, Ohio 44316-0001,
Attention: Office of the Secretary.


10-K REPORT

   Interested shareholders may obtain a copy of the Company's Annual Report for 1996 (on Form 10-K) to the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

     Investor Relations
     The Goodyear Tire & Rubber Company
     1144 East Market Street
     Akron, Ohio 44316-0001

or by a telephone call to: 330-796-3457; or to 515-263-6408.


DIVIDEND REINVESTMENT PLAN SHARES

   First Chicago Trust Company of New York will vote any shares that it holds as custodian for the account of a shareholder participating in the Goodyear Dividend Reinvestment and Stock Purchase Plan in accordance with the Proxy returned by the participant to the Company in respect of the shares of Common Stock such participant holds of record. Shares of Common Stock in respect of which a Proxy or other written instruction is not received will not be voted.


SAVINGS PLAN SHARES

   A separate "Confidential Voting Instructions" card is being sent to each employee or former employee of the Company participating in one or more of the Employee Savings Plans in which shares of Common Stock are held in a Savings Plan trust for the account of such participant. Shares of Common Stock held in a Savings Plan trust will be voted by the Plan trustee as instructed by Plan participants. Shares held in a Savings Plan trust for which voting instructions are not received will be voted by the Plan trustee in the same proportion as it votes shares for which voting instructions were received from participants in that Savings Plan.

COSTS OF SOLICITATION

   The costs of solicitation of proxies will be borne by the Company. The Company has retained Beacon Hill Partners, Inc., 90 Broad Street, New York, New York 10004, to assist the Company in the distribution of the proxy materials and the solicitation of proxies for an estimated fee of $12,500 plus reimbursement of reasonable out-of-pocket expenses. Beacon Hill Partners, Inc. may solicit proxies from shareholders by mail, telephone, telex, telegram or personal call or visit. In addition, officers or other employees of the Company may, without additional compensation therefor, solicit proxies in person or by telephone.


February 26, 1997


                                  By Order of the Board of Directors

                                            /s/ JAMES BOYAZIS

                                            JAMES BOYAZIS, Secretary

                                   APPENDIX A


                         1997 PERFORMANCE INCENTIVE PLAN
                                       OF
                       THE GOODYEAR TIRE & RUBBER COMPANY

1.    PURPOSE.

The purposes of the 1997 Performance Incentive Plan of The Goodyear Tire & Rubber Company (the "Plan") are to advance the interests of the Company and its shareholders by strengthening the ability of the Company to attract, retain and reward highly qualified officers and other employees, to motivate officers and other selected employees to achieve business objectives established to promote the long-term growth, profitability and success of the Company, and to encourage ownership of the Common Stock of the Company by participating officers and other selected employees. The Plan authorizes performance-based stock and cash incentive compensation in the form of stock options, stock appreciation rights, restricted stock, performance grants and awards, and other stock-based grants and awards.


2.    DEFINITIONS.

For the purposes of the Plan, the following terms shall have the following meanings:

     (a) "ADJUSTED NET INCOME" means, with respect to any calendar or other fiscal year of the Company, the amount reported as "Net Income" in the audited Consolidated Income Statement of the Company and Subsidiaries for such year (as set forth in the Company's Annual Report to Shareholders for such year), adjusted to exclude any of the following items: (i) extraordinary items (as described in Accounting Principles Board Opinion No. 30); (ii) gains or losses on the disposition of discontinued operations; (iii) the cumulative effects of changes in accounting principles; (iv) the writedown of any asset; and (v) charges for restructuring and rationalization programs.

     (b) "ANNUAL NET INCOME PER SHARE" means, with respect to any calendar or other fiscal year of the Company in respect of which a determination thereof is being or to be made, the Adjusted Net Income for such year divided by the average number of shares of Common Stock outstanding during such year.

     (c) "AWARD" means any payment or settlement in respect of a grant made pursuant to the Plan, whether in the form of shares of Common Stock or in cash, or in any combination thereof.

     (d) "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     (e) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute thereto, together with the published rulings, regulations and interpretations duly promulgated thereunder.

     (f) "COMMITTEE" means the committee of the Board of Directors established and constituted as provided in Section 5 of the Plan.

     (g) "COMMON STOCK" means the common stock, without par value, of the Company, or any security issued by the Company in substitution or exchange therefor or in lieu thereof.

     (h) "COMMON STOCK EQUIVALENT" means a Unit (or fraction thereof, if authorized by the Committee) substantially equivalent to a hypothetical share of Common Stock, credited to a Participant and having a value at any time equal to the Fair Market Value of a share of Common Stock (or such fraction thereof) at such time.

     (i) "COMPANY" means The Goodyear Tire & Rubber Company, an Ohio corporation, or any successor corporation.

     (j) "COVERED EMPLOYEE" means any person who is a "covered employee" within the meaning of Section 162(m) of the Code.

     (k) "CUMULATIVE NET INCOME" means, in respect of any Performance Period, the aggregate cumulative amount of the Adjusted Net Income for the calendar or other fiscal years of the Company during such Performance Period.

     (l) "CUMULATIVE NET INCOME PER SHARE" means, in respect of any Performance Period, the aggregate cumulative amount of the Annual Net Income Per Share for the calendar or other fiscal years of the Company during such Performance Period.

     (m) "DIVIDEND EQUIVALENT" means, in respect of a Common Stock Equivalent and with respect to each dividend payment date for the Common Stock, an amount equal to the cash dividend on one share of Common Stock payable on such dividend payment date.

     (n) "EMPLOYEE" means any individual, including any officer of the Company, who is on the active payroll of the Company or a Subsidiary at the relevant time.

     (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, including all rules and regulations promulgated thereunder.

     (p) "FAIR MARKET VALUE" means, in respect of any date on or as of which a determination thereof is being or to be made, the average of the high and low per share sale prices of the Common Stock reported on the New York Stock Exchange Composite Transactions tape on such date, or, if the Common Stock was not traded on such date, on the next preceding day on which sales of shares of the Common Stock were reported on the New York Stock Exchange Composite Transactions tape.

     (q) "INCENTIVE STOCK OPTION" means any option to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422A of the Code.

     (r) "NON-QUALIFIED STOCK OPTION" means any option to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

     (s) "PARTICIPANT" means any Employee of the Company or a Subsidiary who receives a grant or Award under the Plan.

     (t) "PERFORMANCE GRANT" means a grant made pursuant to Section 9 of the Plan, the Award of which is contingent on the achievement of specific Performance Goals during a Performance Period, determined using a specific Performance Measure, all as specified in the grant agreement relating thereto.

     (u) "PERFORMANCE GOALS" mean, with respect to any applicable grant made pursuant to the Plan, the one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measure during the specified Performance Period, all as set forth in the related grant agreement.

     (v) "PERFORMANCE MEASURE" means, with respect to any applicable grant made pursuant to the Plan, one or more of the criteria identified at Section 9(c) of the Plan selected by the Committee for the purpose of establishing, and measuring attainment of, Performance Goals for a Performance Period in respect of such grant, as provided in the related grant agreement.

     (w) "PERFORMANCE PERIOD" means, with respect to any applicable grant made pursuant to the Plan, the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select during which the attainment of one or more Performance Goals will be measured to determine whether, and the extent to which, a Participant is entitled to receive payment of an Award pursuant to such grant.

     (x) "PLAN" means this 1997 Performance Incentive Plan of the Company, as set forth herein and as hereafter amended from time to time in accordance with the terms hereof.

     (y) "RESTRICTED STOCK" means shares of Common Stock issued pursuant to a Restricted Stock Grant under Section 8 of the Plan so long as such shares remain subject to the restrictions and conditions specified in the grant agreement pursuant to which such Restricted Stock Grant is made.

     (z) "RESTRICTED STOCK GRANT" means a grant made pursuant to the provisions of Section 8 of the Plan.

    (aa) "STOCK APPRECIATION RIGHT" means a grant in the form of a right to benefit from the appreciation of the Common Stock made pursuant to Section 7 of the Plan.

    (bb) "STOCK OPTION" means and includes any Non-Qualified Stock Option and any Incentive Stock Option granted pursuant to Section 6 of the Plan.

    (cc) "SUBSIDIARY" means any corporation or entity in which the Company directly or indirectly owns or controls 50% or more of the equity securities issued by such corporation or entity having the power to vote for the election of directors.

    (dd) "UNIT" means a bookkeeping entry used by the Company to record and account for the grant, settlement or, if applicable, deferral of an Award until such time as such Award is paid, canceled, forfeited or terminated, as the case may be, which, except as otherwise specified by the Committee, shall be equal to one Common Stock Equivalent.


3.    EFFECTIVE DATE; TERM.

     (a) EFFECTIVE DATE. The Plan shall be effective on April 14, 1997, upon approval by the shareholders of the Company at the 1997 annual meeting of shareholders or any adjournments thereof.

     (b) TERM. The Plan shall remain in effect until December 31, 2001, unless sooner terminated by the Board of Directors. Termination of the Plan shall not affect grants and Awards then outstanding.


4.    SHARES OF COMMON STOCK SUBJECT TO PLAN.

     (a) MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN. The maximum aggregate number of shares of Common Stock which may be issued pursuant to the Plan, subject to adjustment as provided in Section 4(b) of the Plan, shall be fifteen million, plus (i) any shares of Common Stock issued under the Plan that are forfeited back to the Company or are canceled, and (ii) any shares of Common Stock that are tendered, whether by physical delivery or by attestation, to the Company by a Participant as full or partial payment of the exercise price of any Stock Option granted pursuant to the Plan, in connection with the payment or settlement of any other grant or Award made pursuant to the Plan, or in payment of any applicable withholding for federal, state, city, local or foreign income, payroll or other taxes incurred in connection with the exercise of any Stock Option or Stock Appreciation Right granted under the Plan or the receipt or settlement of any other grant or Award under the Plan. The shares of Common Stock which may be issued under the Plan may be authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional share of the Common Stock shall be issued under the Plan. Awards of fractional shares of the Common Stock, if any, shall be settled in cash.

     (b) ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event of any change in the capital structure, capitalization or Common Stock of the Company such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Board of Directors in its discretion may deem appropriate to reflect such change shall be made with respect to: (i) the maximum number of shares of Common Stock which may be (1) issued pursuant to the Plan, (2) the subject of any type of grant or Award under the Plan, and (3) granted, Awarded or issued to any Participant pursuant to any provision of the Plan; (ii) the number of shares of Common Stock subject to any outstanding Stock Option, Stock Appreciation Right or other grant or Award made to any Participant under the Plan; (iii) the per share exercise price in respect of any outstanding Stock Options and Stock Appreciation Rights; (iv) the number of shares of Common Stock and the number of Units or the value of such Units, as the case may be, which are the subject of grants and Awards then outstanding under the Plan; and (v) any other term or condition of any grant affected by any such change.

5.    ADMINISTRATION.

     (a) THE COMMITTEE. The Plan shall be administered by the Committee to be appointed from time to time by the Board of Directors and comprised of not less than three of the then members of the Board of Directors who qualify as "non-employee directors" within the meaning of Rule 16(b)-3 promulgated under the Exchange Act and as "outside directors" within the meaning of Section 162(m) of the Code. Members of the Committee shall serve at the pleasure of the Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the acts of a majority of the members present at any meeting at which a quorum is present shall be the acts of the Committee. Any one or more members of the Committee may participate in a meeting by conference telephone or similar means where all persons participating in the meeting can hear and speak to each other, which participation shall constitute presence in person at such meeting. Action approved in writing by a majority of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held. The Company shall make grants and effect Awards under the Plan in accordance with the terms and conditions specified by the Committee, which terms and conditions shall be set forth in grant agreements and/or other instruments in such forms as the Committee shall approve.

     (b) COMMITTEE POWERS. The Committee shall have full power and authority to operate and administer the Plan in accordance with its terms. The powers of the Committee include, but are not limited to, the power to: (i) select Participants from among the Employees of the Company and Subsidiaries; (ii) establish the types of, and the terms and conditions of, all grants and Awards made under the Plan, subject to any applicable limitations set forth in, and consistent with the express terms of, the Plan; (iii) make grants and pay or otherwise effect Awards subject to, and consistent with, the express provisions of the Plan; (iv) establish Performance Goals, Performance Measures and Performance Periods, subject to, and consistent with, the express provisions of the Plan; (v) reduce the amount of any grant or Award; (vi) prescribe the form or forms of grant agreements and other instruments evidencing grants and Awards under the Plan;
(vii) pay and to defer payment of Awards on such terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall determine; (viii) direct the Company to make conversions, accruals and payments pursuant to the Plan; (ix) construe and interpret the Plan and make any determination of fact incident to the operation of the Plan; (x) promulgate, amend and rescind rules and regulations relating to the implementation, operation and administration of the Plan; (xi) adopt such modifications, procedures and subplans as may be necessary or appropriate to comply with the laws of other countries with respect to Participants or prospective Participants employed in such other countries; (xii) delegate to other persons the responsibility for performing administrative or ministerial acts in furtherance of the Plan; (xiii) engage the services of persons and firms, including banks, consultants and insurance companies, in furtherance of the Plan's activities; and (xiv) make all other determinations and take all other actions as the Committee may deem necessary or advisable for the administration and operation of the Plan.

     (c) COMMITTEE'S DECISIONS FINAL. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan, and of any grant agreement, shall be final, conclusive and binding upon all Participants, and all persons claiming through Participants, affected thereby.

     (d) ADMINISTRATIVE ACCOUNTS. For the purpose of accounting for Awards deferred as to payment, the Company shall establish bookkeeping accounts expressed in Units bearing the name of each Participant receiving such Awards. Each account shall be unfunded, unless otherwise determined by the Committee in accordance with Section 15(d) of the Plan.

     (e) CERTIFICATIONS. In respect of each grant under the Plan to a Covered Person which the Committee intends to be "performance based compensation" under
Section 162(m) of the Code, the provisions of the Plan and the related grant agreement shall be construed to confirm such intent, and to conform to the requirements of Section 162(m) of the Code, and the Committee shall certify in writ-ing (which writing may include approved minutes of a meeting of the Committee) that the applicable Performance Goal(s), determined using the Performance Measure specified in the related grant agreement, was attained during the relevant Performance Period at a level that equaled or exceeded the level required for the payment of such Award in the amount proposed to be paid and that such Award does not exceed any applicable Plan limitation.


6.    STOCK OPTIONS.

     (a) IN GENERAL. Options to purchase shares of Common Stock may be granted under the Plan and may be Incentive Stock Options or Non-Qualified Stock Options. All Stock Options shall be subject to the terms and conditions of this
Section 6 and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall determine. Stock Options may be granted in addition to, or in tandem with or independent of Stock Appreciation Rights or other grants and Awards under the Plan. The Committee may grant Stock Options that provide for the automatic grant of a replacement Stock Option if payment of the exercise price and/or any related withholding taxes is made by tendering (whether by physical delivery or by attestation) shares of Common Stock or by having shares of Common Stock withheld by the Company. The replacement Stock Option would cover the number of shares of Common Stock tendered or withheld, would have a per share exercise price equal to at least 100% of the Fair Market Value of a share of Common Stock on the date of the exercise of the original Stock Option, and would have such other terms and conditions as may be specified by the Committee and set forth in the related grant agreement.

     (b) ELIGIBILITY AND LIMITATIONS. Any officer of the Company and any other Employee of the Company or a Subsidiary may be granted Stock Options. The Committee shall determine, in its discretion, the Employees to whom Stock Options will be granted, the timing of such grants, and the number of shares of Common Stock subject to each Stock Option granted; provided, that (i) the maximum aggregate number of shares of Common Stock which may be issued and delivered upon the exercise of Non-Qualified Stock Options granted under the Plan shall be fourteen million, (ii) the maximum aggregate number of shares of Common Stock which may be issued and delivered upon the exercise of Incentive Stock Options shall be five million, (iii) the maximum number of shares of Common Stock in respect of which Stock Options may be granted to any Employee during any calendar year shall be 500,000, and (iv) in respect of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option becomes exercisable for the first time by a Participant during any calendar year shall not exceed $100,000, or such other limit as may be required by the Code, except that, if authorized by the Committee and provided for in the related grant agreement, any portion of any Incentive Stock Option that cannot be exercised as such because of this limitation may be converted into and exercised as a Non-Qualified Stock Option. In no event shall any Stock Option or Stock Appreciation Right be granted to a Participant in exchange for the Participant's agreement to the cancellation of one or more Stock Options or Stock Appreciation Rights then held by such Participant if the exercise price of the new grant is lower than the exercise price of the grant to be cancelled and in no event shall any Stock Option or Stock Appreciation Right be amended to reduce the option price, except as contemplated by Section 4(b) of the Plan.

     (c) OPTION EXERCISE PRICE. The per share exercise price of each Stock Option granted under the Plan shall be determined by the Committee prior to or at the time of grant, but in no event shall the per share exercise price of any Stock Option be less than 100% of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option.

     (d) OPTION TERM. The term of each Stock Option shall be fixed by the Committee; except that in no event shall the term of any Incentive Stock Option exceed ten years after the date such Incentive Stock Option is granted.

     (e) EXERCISABILITY. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the date of grant; provided, however, that no Stock Option shall be exercisable during the first six months after the date such Stock Option is granted. No Stock Option may be exercised unless the holder thereof is at the time of such exercise an Employee and has been continuously an Employee since the date such Stock Option was granted, except that the Committee may permit the exercise of any Stock Option for any period following the Participant's termination of employment not in excess of the original term of the Stock Option on such terms and conditions as it shall deem appropriate and specify in the related grant agreement.

     (f) METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, plus any required withholding taxes, in cash or, if permitted by the terms of the related grant agreement or otherwise approved in advance by the Committee, in shares of Common Stock already owned by the Participant valued at the Fair Market Value of the Common Stock on the date of exercise. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement approved in advance by the Committee and to use the proceeds from such sale to pay the exercise price and withholding taxes.


7.    STOCK APPRECIATION RIGHTS.

     (a) IN GENERAL. Stock Appreciation Rights in respect of shares of Common Stock may be granted under the Plan alone, in tandem with, in addition to or independent of a Stock Option or other grant or Award under the Plan. A Stock Appreciation Right entitles a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, or such other higher price as may be set by the Committee, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

     (b) ELIGIBILITY AND LIMITATIONS. Any officer of the Company and any other Employee of the Company or a Subsidiary selected by the Committee may be granted Stock Appreciation Rights. The Committee shall determine, in its discretion, the Employees to whom Stock Appreciation Rights will be granted, the timing of such grants and the number of shares of Common Stock in respect of which each Stock Appreciation Right is granted; provided that (i) the maximum aggregate number of shares of Common Stock in respect of which Stock Appreciation Rights may be granted shall be six million, (ii) the maximum aggregate number of shares of Common Stock which may be issued and delivered in payment or settlement of Stock Appreciation Rights shall be three million, and (iii) the maximum number of shares of Common Stock in respect of which Stock Appreciation Rights may be granted to any Employee during any calendar year shall be 250,000.

     (c) EXERCISABILITY; EXERCISE; FORM OF PAYMENT. A Stock Appreciation Right may be exercised by a Participant at such time or times and in such manner as shall be authorized by the Committee and set forth in the related grant agreement, except that in no event shall a Stock Appreciation Right be exercisable within the first six months after the date of grant. The Committee may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates. No Stock Appreciation Right may be exercised unless the holder thereof is at the time of exercise an Employee and has been continuously an Employee since the date the Stock Appreciation Right was granted, except that the Committee may permit the exercise of any Stock Appreciation Right for any period following the Participant's termination of employment not in excess of the original term of the Stock Appreciation Right on such terms and conditions as it shall deem appropriate and specify in the related grant agreement. A Stock Appreciation Right may be exercised, in whole or in part, by giving the Company a written notice specifying the number of shares of Common Stock in respect of which the Stock Appreciation Right is to be exercised. Stock Appreciation Rights may be paid upon exercise in cash, in shares of Common Stock, or in any combination of cash and shares of Common Stock as determined by the Committee.

8.    RESTRICTED STOCK GRANTS AND AWARDS.

     (a) IN GENERAL. A Restricted Stock Grant is the issue of shares of Common Stock in the name of an Employee, which issuance is subject to such terms and conditions as the Committee shall deem appropriate, including, without limitation, restrictions on the sale, assignment, transfer or other disposition of such shares and the requirement that the Employee forfeit such shares back to the Company (i) upon termination of employment for specified reasons within a specified period of time, or (ii) if any specified Performance Goals are not achieved during a specified Performance Period, or (iii) if such other conditions as the Committee may specify are not satisfied.

     (b) ELIGIBILITY AND LIMITATIONS. Any officer of the Company and any other key Employee of the Company or a Subsidiary selected by the Committee may receive a Restricted Stock Grant. The Committee, in its sole discretion, shall determine whether a Restricted Stock Grant shall be made, the Employee to receive the Restricted Stock Grant, and the conditions and restrictions imposed on the Restricted Stock Grant. The maximum number of shares of Common Stock which may be issued as Restricted Stock under the Plan shall be two million. The maximum number of shares of Common Stock which may be issued to any Employee as Restricted Stock during any calendar year shall not exceed 200,000. The maximum amount any Employee may receive as a Restricted Stock Grant in any calendar year shall not exceed $10 million, determined using the Fair Market Value of such Restricted Stock Grant as at the date of the grant thereof.

     (c) RESTRICTION PERIOD. Restricted Stock Grants shall provide that in order for a Participant to receive shares of Common Stock free of restrictions, the Participant must remain in the employment of the Company or its Subsidiaries, subject to such exceptions as the Committee shall deem appropriate and specify in the related grant agreement, for a period of not less than three years commencing on the date of the grant and ending on such later date or dates as the Committee may designate at the time of the grant (the "Restriction Period"). The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. The Committee may also establish one or more Performance Goals that are required to be achieved during one or more Performance Periods within the Restriction Period as a condition to the lapse of the restrictions.

     (d) RESTRICTIONS. The following restrictions and conditions shall apply to each Restricted Stock Grant during the Restriction Period: (i) the Participant shall not be entitled to delivery of the shares of the Common Stock; (ii) the Participant may not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of or realize on the shares of Common Stock subject to the Restricted Stock Grant; and (iii) the shares of the Common Stock issued as Restricted Stock shall be forfeited to the Company if the Participant for any reason ceases to be an Employee prior to the end of the Restriction Period, except due to circumstances specified in the related grant agreement or otherwise approved by the Committee. The Committee may in, its sole discretion, include such other restrictions and conditions as it may deem appropriate.

     (e) PAYMENT. Upon expiration of the Restriction Period and if all conditions have been satisfied and any applicable Performance Goals attained, the shares of the Restricted Stock will be made available to the Participant, subject to satisfaction of applicable withholding tax requirements, free of all restrictions; provided, that the Committee may, in its discretion, require (i) the further deferral of any Restricted Stock Grant beyond the initially specified Restriction Period, (ii) that the Restricted Stock be retained by the Company, and (iii) that the Participant receive a cash payment in lieu of unrestricted shares of Common Stock.

     (f) RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and receive any cash dividends paid thereon. Stock dividends distributed with respect to shares of Restricted Stock shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the restrictions and other terms and conditions set forth therein.

9.    PERFORMANCE GRANTS AND AWARDS.

     (a) ELIGIBILITY AND TERMS. The Committee may grant to officers of the Company and other key Employees of the Company and its Subsidiaries the prospective contingent right, expressed in Units, to receive payments of shares of Common Stock, cash or any combination thereof, with each Unit equivalent in value to one share of Common Stock, or equivalent to such other value or monetary amount as may be designated or established by the Committee ("Performance Grants"), based upon Company performance over a specified Performance Period. The Committee shall, in its sole discretion, determine the officers of the Company and other key Employees eligible to receive Performance Grants. At the time each Performance Grant is made, the Committee shall establish the Performance Period, the Performance Measure and the targets to be attained relative to such Performance Measure (the "Performance Goals") in respect of such Performance Grant. The number of shares of Common Stock and/or the amount of cash earned and payable in settlement of a Performance Grant shall be determined at the end of the Performance Period (a "Performance Award").

     (b) LIMITATIONS ON GRANTS AND AWARDS. The maximum number of shares of Common Stock which may be issued pursuant to Performance Grants shall be three million. The maximum number of shares which may be the subject of Performance Grants made to any Participant in respect of any Performance Period or during any calendar year shall be 100,000. The maximum amount any Participant may receive during any calendar year as Performance Awards pursuant to Performance Grants shall not exceed $15 million, determined using the Fair Market Value of such Performance Awards as at the last day of the applicable Performance Period or Periods or as at date or dates of the payment thereof, whichever is higher.

     (c) PERFORMANCE GOALS, PERFORMANCE MEASURES AND PERFORMANCE PERIODS. Each Performance Grant shall provide that, in order for a Participant to receive an Award of all or a portion of the Units subject to such Performance Grant, the Company must achieve certain Performance Goals over a designated Performance Period having a minimum duration of one year, with attainment of the Performance Goals determined using a specific Performance Measure. The Performance Goals and Performance Period shall be established by the Committee in its sole discretion. The Committee shall establish a Performance Measure for each Performance Period for determining the portion of the Performance Grant which will be earned or forfeited based on the extent to which the Performance Goals are achieved or exceeded. In setting Performance Goals, the Committee may use a Performance Measure based on any one, or on any combination, of the following Company performance factors as the Committee deems appropriate: (i) Cumulative Net Income Per Share; (ii) Cumulative Net Income; (iii) return on sales; (iv) total shareholder return; (v) return on assets; (vi) economic value added; (vii) cash flow; (viii) return on equity; and (ix) cumulative operating income (which shall equal consolidated sales minus cost of goods sold and selling, administrative and general expense). Performance Goals may include minimum, maximum and target levels of performance, with the size of Performance Award based on the level attained. Once established by the Committee and specified in the grant agreement, and if and to the extent provided in or required by the grant agreement, the Performance Goals and the Performance Measure in respect of any Performance Grant (or any Restricted Stock Grant or Stock-Based Grant that requires the attainment of Performance Goals as a condition to the Award) shall not be changed. The Committee may, in its discretion, eliminate or reduce (but not increase) the amount of any Performance Award (or Restricted Stock or Stock-Based Award) that otherwise would be payable to a Participant upon attainment of the Performance Goal(s).

     (d) FORM OF GRANTS. Performance Grants may be made on such terms and conditions not inconsistent with the Plan, and in such form or forms, as the Committee may from time to time approve. Performance Grants may be made alone, in addition to in tandem with, or independent of other grants and Awards under the Plan. Subject to the terms of the Plan, the Committee shall, in its discretion, determine the number of Units subject to each Performance Grant made to a Participant and the Committee may impose different terms and conditions on any particular Performance Grant made to any Participant. The Performance Goals, the Performance Period or Periods, and the Performance Measure applicable to a Performance Grant shall be set forth in the relevant grant agreement.

     (e) PAYMENT OF AWARDS. Each Participant shall be entitled to receive payment in an amount equal to the aggregate Fair Market Value (if the Unit is equivalent to a share of Common Stock), or such other value as the Committee shall specify, of the Units earned in respect of such Performance Award. Payment in settlement of a Performance Award may be made in shares of Common Stock, in cash, or in any combination of Common Stock and cash, and at such time or times, as the Committee, in its discretion, shall determine.


10.   OTHER STOCK-BASED GRANTS AND AWARDS.

     (a) IN GENERAL. The Committee may make other grants and Awards pursuant to which Common Stock is, or in the future may be, acquired by Participants, and other grants and Awards to Participants denominated in Common Stock Equivalents or other Units ("Stock-Based Grants"). Such Stock-Based Grants may be granted alone or in addition to, in tandem with, or independent of any other grant made or Award effected under the Plan.

     (b) ELIGIBILITY AND TERMS. The Committee may make Stock-Based Grants to officers of the Company and other key Employees of the Company and its Subsidiaries. Subject to the provisions of the Plan, the Committee shall have authority to determine the Employees to whom, and the time or times at which, Stock-Based Grants will be made, the number of shares of Common Stock, if any, to be subject to or covered by each Stock-Based Grant, and any and all other terms and conditions of each Stock-Based Grant.

     (c) LIMITATIONS. The aggregate number of shares of Common Stock issued to Participants pursuant to Stock-Based Grants made and Awards effected pursuant to this Section 10 shall not exceed three million. No Participant shall receive more than 100,000 shares of Common Stock in settlement of Stock-Based Awards during any calendar year. The maximum amount any Participant may receive in Stock-Based Awards during any calendar year shall not exceed $5 million, determined using the Fair Market Value of any shares of Common Stock delivered in payment of the Stock-Based Awards on the date or dates of the payment thereof.

     (d) FORM OF GRANTS; PAYMENT OF AWARDS. Stock-Based Grants may be made in such form or forms and on such terms and conditions, including the attainment of specific Performance Goals, as the Committee, in its discretion, shall approve. Payment of Stock-Based Awards may be made in cash, in shares of Common Stock, or in any combination of cash and shares of Common Stock, and at such time or times, as the Committee shall determine.


11.   DEFERRALS.

   The Committee may, whether at the time of grant or at anytime thereafter prior to payment or settlement, require a Participant to defer, or permit (subject to such conditions as the Committee may from time to time establish) a Participant to elect to defer, receipt of all or any portion of any payment of cash or shares of Common Stock that would otherwise be due to such Participant in payment or settlement of any Award under the Plan. If any such deferral is required by the Committee (or is elected by the Participant with the permission of the Committee), the Committee shall establish rules and procedures for such payment deferrals. The Committee may provide for the payment or crediting of interest, at such rate or rates as it shall in its discretion deem appropriate, on such deferred amounts credited in cash and the payment or crediting of dividend equivalents in respect of deferred amounts credited in Common Stock Equivalents. Deferred amounts may be paid in a lump sum or in installments in the manner and to the extent permitted, and in accordance with rules and procedures established, by the Committee.


12.   NON-TRANSFERABILITY OF GRANTS AND AWARDS.

   No grant or Award under the Plan, and no right or interest therein, shall be
(i) assignable, alienable or transferable by a Participant, except by will or the laws of descent and distribution, or (ii) subject to any obligation, or the lien or claims of any creditor, of any Participant, or (iii) subject to any lien, encum-brance or claim of any party made in respect of or through any Participant, however arising. During the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by, and shares of Common Stock issued upon the exercise of Stock Options and Stock Appreciation Rights or in settlement of other Awards will be issued only to, and other payments in settlement of any Award will be payable only to, the Participant or his or her legal representative. The Committee may, in its sole discretion, authorize written designations of beneficiaries and authorize Participants to designate beneficiaries with the authority to exercise Stock Options and Stock Appreciation Rights granted to a Participant in the event of his or her death. Notwithstanding the foregoing, the Committee may, in its sole discretion and on and subject to such terms and conditions as it shall deem appropriate, which terms and conditions shall be set forth in the related grant agreement: (i) authorize a Participant to transfer all or a portion of any Non-Qualified Stock Option or Stock Appreciation Right, as the case may be, granted to such Participant; provided, that in no event shall any transfer be made to any person or persons other than such Participant's spouse, children or grandchildren, or a trust for the exclusive benefit of one or more such persons, which transfer must be made as a gift and without any consideration; and (ii) provide for the transferability of a particular grant or Award pursuant to a qualified domestic relations order. All other transfers and any retransfer by any permitted transferee are prohibited and any such purported transfer shall be null and void. Each Stock Option or Stock Appreciation Right which becomes the subject of permitted transfer (and the Participant to whom it was granted by the Company) shall continue to be subject to the same terms and conditions as were in effect immediately prior to such permitted transfer. The Participant shall remain responsible to the Company for the payment of all withholding taxes incurred as a result of any exercise of such Stock Option or Stock Appreciation Right. In no event shall any permitted transfer of a Stock Option or Stock Appreciation Right create any right in any party in respect of any Stock Option, Stock Appreciation Right or other grant or Award, other than the rights of the qualified transferee in respect of such Stock Option or Stock Appreciation Right specified in the related grant agreement.


13.   CHANGE IN CONTROL.

     (a) EFFECT ON GRANTS. In the event of a Change in Control (as defined below) of the Company, except as the Board of Directors comprised of a majority of Continuing Directors may expressly provide otherwise, and notwithstanding any other provision of the Plan to the contrary: (i) all Stock Options and Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable; (ii) all restrictions and conditions in respect of all Restricted Stock Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and (iii) all Performance Grants and other Stock-Based Grants shall be deemed to have been fully earned, at the maximum amount of the award opportunity specified in the grant agreement, as of the date of the Change in Control.

     (b) CHANGE IN CONTROL DEFINED. A "Change in Control" of the Company shall occur when: (i) any Acquiring Person (other than the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary, or any person or entity organized, appointed or established by the Company or a Subsidiary for or pursuant to the terms of any such plans), alone, or together with its Affiliates and Associates, shall become the beneficial owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determines to be in the best interest of the Company and its shareholders); or (ii) the shareholders of the Company approve a definitive agreement for a merger or consolidation involving the Company which would result in the Common Stock outstanding immediately prior to such merger or consolidation continuing to represent (whether by remaining outstanding or by being converted into voting securities of the surviving entity) less than fifty percent of the combined voting power of the Company and such other entity outstanding immediately after such merger or consolidation; or (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or (iv) the Continuing Directors no longer constitute a majority of the Board of Directors. "Acquiring Person" means any person (any indi-vidual, firm, corporation or other entity) who or which, together with all its Affiliates and Associates, shall be the beneficial owner of a substantial block of Common Stock. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act. "Continuing Director" means any individual who is a member of the Board of Directors, while such individual is a member of the Board of Directors, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board of Directors prior to the occurrence of a Change in Control, and any successor of a Continuing Director, while such successor is a member of the Board of Directors, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.


14.   AMENDMENT AND TERMINATION.

      The Board of Directors may at any time terminate the Plan, except with respect to grants then outstanding. The Board of Directors may amend the Plan at any time and from time to time in such respects as the Board of Directors may deem necessary or appropriate without approval of the shareholders, unless such approval is necessary in order to comply with applicable laws, including the Exchange Act and the Code. In no event may the Board of Directors amend the Plan without the approval of the shareholders to (i) increase the maximum number of shares of Common Stock which may be issued pursuant to the Plan, (ii) increase any limitation set forth in the Plan on the number of shares of Common Stock which may be issued, or the aggregate value of Awards which may be made, in respect of any type of grant to all Participants during the term of the Plan or to any Participant during any specified period, (iii) reduce the minimum exercise price for Stock Options and Stock Appreciation Rights, or (iv) change the Performance Measure criteria identified at Section 9(c) of the Plan.


15. MISCELLANEOUS.

     (a) WITHHOLDING TAXES. All Awards under the Plan will be made subject to any applicable withholding for taxes of any kind. The Company shall have the right to deduct from any amount payable under the Plan, including delivery of shares of Common Stock to be made under the Plan, all federal, state, city, local or foreign taxes of any kind required by law to be withheld with respect to such payment and to take such other actions as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If shares of Common Stock are used to satisfy withholding taxes, such shares shall be valued based on the Fair Market Value thereof on the date when the withholding for taxes is required to be made. The Company shall have the right to require a Participant to pay cash to satisfy withholding taxes as a condition to the payment of any amount (whether in cash or shares of Common Stock) under the Plan.

     (b) NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the making of any grant or Award shall confer upon any Employee any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Employee at any time, with or without cause.

     (c) UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     (d) PAYMENTS TO TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

     (e) ENGAGING IN COMPETITION WITH COMPANY. In the event a Participant terminates his or her employment with the Company or a Subsidiary for any reason whatsoever, and within eighteen (18) months after the date thereof accepts employment with any competitor of, or otherwise engages in com-petition with, the Company, the Committee, in its sole discretion, may require such Participant to return, or (if not received) to forfeit, to the Company the economic value of any Award which is realized or obtained (measured at the date of exercise, vesting or payment) by such Participant (i) at any time after the date which is six months prior to the date of such Participant's termination of employment with the Company or (ii) during such other period as the Committee may determine.

     (f) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any pension or other employee benefit plan or similar arrangement provided by the Company or any Subsidiary, unless (i) expressly so provided by such other plan or arrangement or (ii) the Committee expressly determines that an Award or a portion thereof should be included as recurring compensation. Nothing contained in the Plan shall prohibit the Company or any Subsidiary from establishing other special awards, incentive compensation plans, compensation programs and other similar arrangements providing for the payment of performance, incentive or other compensation to Employees. Payments and benefits provided to any Employee under any other plan, including, without limitation, any stock option, stock award, restricted stock, deferred compensation, savings, retirement or other benefit plan or arrangement, shall be governed solely by the terms of such other plan.

     (g) SECURITIES LAW RESTRICTIONS. In no event shall the Company be obligated to issue or deliver any shares of Common Stock if such issuance or delivery shall constitute a violation of any provisions of any law or regulation of any governmental authority or securities exchange. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable Federal and state securities laws and regulations and all requirements of any securities exchange on which the Common Stock is listed.

     (h) GRANT AGREEMENTS. Each Participant receiving a grant under the Plan shall enter into a grant agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the grant and such related matters as the Committee shall, in its sole discretion, determine.

     (i) SEVERABILITY. In the event any provision of the Plan shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the remaining provisions of the Plan.

     (j) TRANSITION - 1989 PLAN. The Plan replaces and supersedes the 1989 Goodyear Performance and Equity Incentive Plan (the "1989 Plan") and the 1989 Plan shall automatically terminate when the Plan becomes effective, except that such termination shall not affect any grants or awards then outstanding under the 1989 Plan.

     (k) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

                                     [logo]
                                    GOODYEAR

700-862-928-65100

                                [GOODYEAR LOGO]

                       THE GOODYEAR TIRE & RUBBER COMPANY

                  PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

     The undersigned, a holder (or designated proxy) of shares of the Common Stock of The Goodyear Tire & Rubber Company, hereby appoints SAMIR G. GIBARA, STEVEN A. MINTER, and AGNAR PYTTE, and each or any of them, the proxies or proxy of the undersigned, with full power of substitution, to represent the undersigned, and to vote all of the shares of Common Stock that the undersigned is entitled to vote, at the Annual Meeting of Shareholders of the Company to be held at its offices in Akron, Ohio, on Monday, April 14, 1997, at 10:00 A.M., Akron time, and at any and all adjournments thereof; to vote for the election of four Directors of the Company, and with the power to vote said shares FOR the ratification of appointment of Independent Accountants, FOR approval of the adoption of the Company's 1997 Performance Incentive Plan and upon all other matters as may properly come before the meeting or any adjournment thereof. This Proxy is given and is to be construed according to the laws of the State of Ohio.

     UNLESS OTHERWISE SPECIFIED ON THE REVERSE SIDE, THE PROXY WILL BE VOTED:
FOR ELECTION OF THE FOUR NOMINEES FOR DIRECTOR NAMED ON THE REVERSE SIDE, WITH DISCRETIONARY AUTHORITY TO CUMULATE VOTES WITH RESPECT TO THE THREE NOMINEES FOR CLASS III DIRECTOR (ITEM 1 ON THE REVERSE SIDE), FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (ITEM 2 ON THE REVERSE SIDE) AND FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1997 PERFORMANCE INCENTIVE PLAN (ITEM 3 ON THE REVERSE SIDE).

       IF YOU PLAN TO ATTEND THE 1997 ANNUAL MEETING, PLEASE MARK THE BOX
                         INDICATED ON THE REVERSE SIDE.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

   PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE



                         ANNUAL MEETING OF SHAREHOLDERS

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                 APRIL 14, 1997
                                   10:00 A.M.


                              OFFICE OF THE COMPANY
                                GOODYEAR THEATER
                             1201 EAST MARKET STREET
                                   AKRON, OHIO


       REFRESHMENTS WILL BE SERVED FROM 9:00 TO 9:45 A.M. IN THE GOODYEAR
          GYMNASIUM, WHICH IS ADJACENT TO THE THEATER IN GOODYEAR HALL.
                            WE INVITE YOU TO JOIN US.


                             YOUR VOTE IS IMPORTANT
                             ======================

                  PLEASE COMPLETE, DATE AND SIGN YOUR PROXY AND
                  PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

     PLEASE MARK YOUR                                                                                    5721
[X]  VOTES IN BLUE OR
     BLACK INK AS IN THIS
     EXAMPLE.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT.
---------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES, FOR ITEM 2 AND FOR ITEM 3.
----------------------------------------------------------------------------------------------------------------------
ITEM 1. ELECTION OF DIRECTORS.    NOMINEES:
                                  Class III Directors--Each  Class II Director--To serve a
FOR ALL   [ ]   WITHHOLD    [ ]   to serve a 3-year term:    1-year term:
NOMINEES        AUTHORITY           Thomas H. Cruikshank
                AS TO ALL           Steven A. Minter           Gertrude G. Michelson
                NOMINEES            Agnar Pytte

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)

----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                FOR             AGAINST         ABSTAIN
ITEM 2. Ratification of appointment             [ ]               [ ]             [ ]
of Price Waterhouse LLP as
Independent Accountants.

-----------------------------------------------------------------------------------------
ITEM 3.  Approval of the adoption of            [ ]               [ ]             [ ]
the Company's 1997 Performance
Incentive Plan.

------------------------------------------------------

I plan to attend the Annual                     [ ]
Meeting of Shareholders.

------------------------------------------------------

PLEASE SIGN NAME EXACTLY AS IT APPEARS ABOVE. EACH JOINT OWNER SHOULD SIGN.
PLEASE INDICATE TITLE IF YOU ARE SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE,
CUSTODIAN, GUARDIAN OR CORPORATE OFFICER.

------------------------------------------------------------------------------------
SIGNATURE                              DATE

------------------------------------------------------------------------------------
SIGNATURE                              DATE

                              FOLD AND DETACH HERE


                                [GOODYEAR LOGO]
                                SPECIAL SAVINGS

---------------------------------------      ----------------------------------------------
              OIL LUBE                                        ANY TIRE
              & FILTER                                        $5.00 OFF
              $5.00 OFF                                       PER TIRE
Includes:       WITH THIS COUPON
* Lube (where applicable)                    1 TIRE .............................$5.00 OFF
* New oil filter installed                   2 TIRE .............................$10.00 OFF
* Up to 5 quarts premium brand oil           3 TIRE .............................$15.00 OFF
                                             4 TIRE .............................$20.00 OFF
OFFER GOOD ONLY AT LOCATIONS DISPLAYING           OFFER GOOD ONLY AT LOCATIONS DISPLAYING
    COMPANY OWNED & OPERATED SIGN                      COMPANY OWNED & OPERATED SIGN
         [GOODYEAR LOGO]                                      [GOODYEAR LOGO]
                   DIRECT MAIL I.D. GAR                               DIRECT MAIL I.D. GAR
Environmental disposal fee may apply in
some areas. Most cars. No other discounts
apply. Offer ends 7/31/97.                   No other discounts apply. Offer ends 7/31/97.
---------------------------------------      ---------------------------------------------

--------------------------------------------------------------------------------
                              TIRE MAINTENANCE TIPS
--------------------------------------------------------------------------------

Q.   WHAT TYPE OF CAR MAINTENANCE HELPS INCREASE TIRE LIFE?

A. Correct vehicle alignment is a must and should be checked periodically. Improper alignment not only can cause excessive tire wear, it also can increase fuel consumption. Tires and wheels should be balanced dynamically--rear wheels as well as fronts. Goodyear recommends "off the car" computer balancing.

Q.   CAN MY DRIVING HABITS AFFECT THE LIFE OF MY TIRES?

A. They certainly can. Here are some tips to increase the life of your tires: don't speed; avoid fast turns on curves and around corners; avoid fast starts and panic stops; don't ride on the edge of the pavement; and avoid driving over curbs, chuckholes, or other obstructions.

Q.   WHEN BUYING JUST TWO NEW TIRES, SHOULD THEY BE PUT ON THE FRONT OR REAR?

A. When radial tires are used with bias or bias belted tires on the same car, the radials must always be placed on the rear axle. When you select a pair of replacement tires in the same tires in the same size and construction as those on the car, Goodyear recommends you put them on the rear axle. A single new tire should be paired on the rear axle with the tire having the most tread depth of the other three.

We hope these suggestions and tire tips will help you to get optimum performance and much longer tire life from all your tires. If you have any questions, stop at any Goodyear retail outlet. You'll always find a friendly tire professional who will be glad to answer all of your questions.

                                [GOODYEAR LOGO]

                       THE GOODYEAR TIRE & RUBBER COMPANY

                  PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

     The undersigned, a holder (or designated proxy) of shares of the Common Stock of The Goodyear Tire & Rubber Company, hereby appoints SAMIR G. GIBARA, STEVEN A. MINTER, and AGNAR PYTTE, and each or any of them, the proxies or proxy of the undersigned, with full power of substitution, to represent the undersigned, and to vote all of the shares of Common Stock that the undersigned is entitled to vote, at the Annual Meeting of Shareholders of the Company to be held at its offices in Akron, Ohio, on Monday, April 14, 1997, at 10:00 A.M., Akron time, and at any and all adjournments thereof; to vote for the election of four Directors of the Company, and with the power to vote said shares FOR the ratification of appointment of Independent Accountants, FOR approval of the adoption of the Company's 1997 Performance Incentive Plan and upon all other matters as may properly come before the meeting or any adjournment thereof. This Proxy is given and is to be construed according to the laws of the State of Ohio.

     UNLESS OTHERWISE SPECIFIED ON THE REVERSE SIDE, THE PROXY WILL BE VOTED:
FOR ELECTION OF THE FOUR NOMINEES FOR DIRECTOR NAMED ON THE REVERSE SIDE, WITH DISCRETIONARY AUTHORITY TO CUMULATE VOTES WITH RESPECT TO THE THREE NOMINEES FOR CLASS III DIRECTOR (ITEM 1 ON THE REVERSE SIDE), FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (ITEM 2 ON THE REVERSE SIDE) AND FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1997 PERFORMANCE INCENTIVE PLAN (ITEM 3 ON THE REVERSE SIDE).

       IF YOU PLAN TO ATTEND THE 1997 ANNUAL MEETING, PLEASE MARK THE BOX
                         INDICATED ON THE REVERSE SIDE.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

   PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE



                         ANNUAL MEETING OF SHAREHOLDERS

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                 APRIL 14, 1997
                                   10:00 A.M.


                              OFFICE OF THE COMPANY
                                GOODYEAR THEATER
                             1201 EAST MARKET STREET
                                   AKRON, OHIO


       REFRESHMENTS WILL BE SERVED FROM 9:00 TO 9:45 A.M. IN THE GOODYEAR
          GYMNASIUM, WHICH IS ADJACENT TO THE THEATER IN GOODYEAR HALL.
                            WE INVITE YOU TO JOIN US.


                             YOUR VOTE IS IMPORTANT
                             ======================

                  PLEASE COMPLETE, DATE AND SIGN YOUR PROXY AND
                  PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

     PLEASE MARK YOUR                                                                                    5722
[X]  VOTES IN BLUE OR
     BLACK INK AS IN THIS
     EXAMPLE.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT.
---------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES, FOR ITEM 2 AND FOR ITEM 3.
----------------------------------------------------------------------------------------------------------------------
ITEM 1. ELECTION OF DIRECTORS.    NOMINEES:
                                  Class III Directors--Each  Class II Director--To serve a
FOR ALL   [ ]   WITHHOLD    [ ]   to serve a 3-year term:    1-year term:
NOMINEES        AUTHORITY           Thomas H. Cruikshank
                AS TO ALL           Steven A. Minter           Gertrude G. Michelson
                NOMINEES            Agnar Pytte

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)

----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                FOR             AGAINST         ABSTAIN
ITEM 2. Ratification of appointment             [ ]               [ ]             [ ]
of Price Waterhouse LLP as
Independent Accountants.

-----------------------------------------------------------------------------------------
ITEM 3.  Approval of the adoption of            [ ]               [ ]             [ ]
the Company's 1997 Performance
Incentive Plan.

------------------------------------------------------

I plan to attend the Annual                     [ ]
Meeting of Shareholders.

------------------------------------------------------

PLEASE SIGN NAME EXACTLY AS IT APPEARS ABOVE. EACH JOINT OWNER SHOULD SIGN.
PLEASE INDICATE TITLE IF YOU ARE SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE,
CUSTODIAN, GUARDIAN OR CORPORATE OFFICER.


------------------------------------------------------------------------------------
SIGNATURE                              DATE

------------------------------------------------------------------------------------
SIGNATURE                              DATE

                              FOLD AND DETACH HERE


                                [GOODYEAR LOGO]
                                SPECIAL SAVINGS

---------------------------------------      ----------------------------------------------
              OIL LUBE                                        ANY TIRE
              & FILTER                                        $5.00 OFF
              $5.00 OFF                                       PER TIRE
Includes:       WITH THIS COUPON
* Lube (where applicable)                    1 TIRE .............................$5.00 OFF
* New oil filter installed                   2 TIRE .............................$10.00 OFF
* Up to 5 quarts premium brand oil           3 TIRE .............................$15.00 OFF
                                             4 TIRE .............................$20.00 OFF
OFFER GOOD ONLY AT LOCATIONS DISPLAYING           OFFER GOOD ONLY AT LOCATIONS DISPLAYING
    COMPANY OWNED & OPERATED SIGN                      COMPANY OWNED & OPERATED SIGN
         [GOODYEAR LOGO]                                      [GOODYEAR LOGO]
                   DIRECT MAIL I.D. GAR                               DIRECT MAIL I.D. GAR
Environmental disposal fee may apply in
some areas. Most cars. No other discounts
apply. Offer ends 7/31/97.                   No other discounts apply. Offer ends 7/31/97.
---------------------------------------      ---------------------------------------------

--------------------------------------------------------------------------------
                              TIRE MAINTENANCE TIPS
--------------------------------------------------------------------------------

Q.   WHAT TYPE OF CAR MAINTENANCE HELPS INCREASE TIRE LIFE?

A. Correct vehicle alignment is a must and should be checked periodically. Improper alignment not only can cause excessive tire wear, it also can increase fuel consumption. Tires and wheels should be balanced dynamically--rear wheels as well as fronts. Goodyear recommends "off the car" computer balancing.

Q.   CAN MY DRIVING HABITS AFFECT THE LIFE OF MY TIRES?

A. They certainly can. Here are some tips to increase the life of your tires: don't speed; avoid fast turns on curves and around corners; avoid fast starts and panic stops; don't ride on the edge of the pavement; and avoid driving over curbs, chuckholes, or other obstructions.

Q.   WHEN BUYING JUST TWO NEW TIRES, SHOULD THEY BE PUT ON THE FRONT OR REAR?

A. When radial tires are used with bias or bias belted tires on the same car, the radials must always be placed on the rear axle. When you select a pair of replacement tires in the same tires in the same size and construction as those on the car, Goodyear recommends you put them on the rear axle. A single new tire should be paired on the rear axle with the tire having the most tread depth of the other three.

We hope these suggestions and tire tips will help you to get optimum performance and much longer tire life from all your tires. If you have any questions, stop at any Goodyear retail outlet. You'll always find a friendly tire professional who will be glad to answer all of your questions.

     CONFIDENTIAL VOTING INSTRUCTIONS -- 1997 ANNUAL MEETING OF SHAREHOLDERS

            THE GOODYEAR TIRE & RUBBER COMPANY EMPLOYEE SAVINGS PLANS

            SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GOODYEAR

     The proxy soliciting materials furnished by the Board of Directors of The Goodyear Tire & Rubber Company in connection with the Annual Meeting of Shareholders to be held on Monday, April 14, 1997 are delivered herewith.

     Under each Employee Savings Plan in which you participate ("Plan"), you have the right to give written instructions to the Trustee for such Plan to vote as you specify the number of full shares of Common Stock of The Goodyear Tire & Rubber Company representing your proportionate interest in each such Plan on February 18, 1997.

     If you wish to have such shares voted by the Trustee, please sign the authorization on the reverse side of this card and return it in the accompanying envelope. If you do not give instructions by marking, signing and returning this Confidential Voting Instructions Card in the envelope provided, shares of the Common Stock held for your account in each Plan will be voted by the Trustee in the same proportion as it votes shares for which Confidential Voting Instructions are received by the Trustee from other participants in that Plan.

     I hereby instruct the Trustee to vote (or cause to be voted) all shares of Common Stock of The Goodyear Tire & Rubber Company credited to my account under each Plan at February 18, 1997 at the Annual Meeting of Shareholders to be held on April 14, 1997, and at any adjournment thereof, as indicated on the reverse side hereof or, if not so indicated, as recommended by the Board of Directors.

     UNLESS INSTRUCTIONS ARE GIVEN ON THE REVERSE SIDE, THE TRUSTEE WILL VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR, WITH DISCRETIONARY AUTHORITY TO CUMULATE VOTES WITH RESPECT TO THE THREE NOMINEES FOR CLASS III DIRECTOR (ITEM 1 ON REVERSE SIDE), FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (ITEM 2 ON REVERSE SIDE), AND FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1997 PERFORMANCE INCENTIVE PLAN.

IF YOU PLAN TO ATTEND THE 1997 ANNUAL MEETING, PLEASE MARK THE BOX INDICATED ON
                               THE REVERSE SIDE.

     THIS CONFIDENTIAL VOTING INSTRUCTIONS CARD IS CONTINUED ON THE REVERSE SIDE. PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE

                         ANNUAL MEETING OF SHAREHOLDERS

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                 APRIL 14, 1997
                                   10:00 A.M.


                              OFFICE OF THE COMPANY
                                GOODYEAR THEATER
                             1201 EAST MARKET STREET
                                   AKRON, OHIO


       REFRESHMENTS WILL BE SERVED FROM 9:00 TO 9:45 A.M. IN THE GOODYEAR
          GYMNASIUM, WHICH IS ADJACENT TO THE THEATER IN GOODYEAR HALL.
                            WE INVITE YOU TO JOIN US.


                             YOUR VOTE IS IMPORTANT
                             ======================

                  PLEASE COMPLETE, DATE AND SIGN YOUR PROXY AND
                  PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

     PLEASE MARK YOUR                                                                                    8396
[X]  VOTES IN BLUE OR
     BLACK INK AS IN THIS
     EXAMPLE.
-------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES, FOR ITEM 2 AND FOR ITEM 3.
----------------------------------------------------------------------------------------------------------------------
ITEM 1. ELECTION OF DIRECTORS.    NOMINEES:
                                  Class III Directors--Each  Class II Director--To serve a
FOR ALL   [ ]   WITHHOLD    [ ]   to serve a 3-year term:    1-year term:
NOMINEES        AUTHORITY           Thomas H. Cruikshank
                AS TO ALL           Steven A. Minter           Gertrude G. Michelson
                NOMINEES            Agnar Pytte

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)


----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                FOR             AGAINST         ABSTAIN
ITEM 2. Ratification of appointment             [ ]               [ ]             [ ]
of Price Waterhouse LLP as
Independent Accountants.

-----------------------------------------------------------------------------------------
ITEM 3.  Approval of the adoption of            [ ]               [ ]             [ ]
the Company's 1997 Performance
Incentive Plan.

------------------------------------------------------

I plan to attend the Annual                     [ ]
Meeting of Shareholders.

------------------------------------------------------

AUTHORIZATION:  I ACKNOWLEDGE RECEIPT OF THE NOTICE OF 1997 ANNUAL MEETING AND
PROXY STATEMENT.  I HEREBY INSTRUCT THE TRUSTEE TO VOTE BY PROXY, IN THE FORM
SOLICITED BY THE BOARD OF DIRECTORS, THE NUMBER OF FULL SHARES IN MY PLAN
ACCOUNT(S) AS SPECIFIED ABOVE, OR, IF NOT SPECIFIED ABOVE, AS RECOMMENDED BY THE
BOARD OF DIRECTORS.


------------------------------------------------------------------------------------
SIGNATURE                              DATE

------------------------------------------------------------------------------------
SIGNATURE                              DATE

                              FOLD AND DETACH HERE


                                [GOODYEAR LOGO]
                                SPECIAL SAVINGS

---------------------------------------      ----------------------------------------------
              OIL LUBE                                        ANY TIRE
              & FILTER                                        $5.00 OFF
              $5.00 OFF                                       PER TIRE
Includes:       WITH THIS COUPON
* Lube (where applicable)                    1 TIRE .............................$5.00 OFF
* New oil filter installed                   2 TIRE .............................$10.00 OFF
* Up to 5 quarts premium brand oil           3 TIRE .............................$15.00 OFF
                                             4 TIRE .............................$20.00 OFF
OFFER GOOD ONLY AT LOCATIONS DISPLAYING           OFFER GOOD ONLY AT LOCATIONS DISPLAYING
    COMPANY OWNED & OPERATED SIGN                      COMPANY OWNED & OPERATED SIGN
         [GOODYEAR LOGO]                                      [GOODYEAR LOGO]
                   DIRECT MAIL I.D. GAR                               DIRECT MAIL I.D. GAR
Environmental disposal fee may apply in
some areas. Most cars. No other discounts
apply. Offer ends 7/31/97.                   No other discounts apply. Offer ends 7/31/97.
---------------------------------------      ---------------------------------------------

--------------------------------------------------------------------------------
                              TIRE MAINTENANCE TIPS
--------------------------------------------------------------------------------

Q.   WHAT TYPE OF CAR MAINTENANCE HELPS INCREASE TIRE LIFE?

A. Correct vehicle alignment is a must and should be checked periodically. Improper alignment not only can cause excessive tire wear, it also can increase fuel consumption. Tires and wheels should be balanced dynamically--rear wheels as well as fronts. Goodyear recommends "off the car" computer balancing.

Q.   CAN MY DRIVING HABITS AFFECT THE LIFE OF MY TIRES?

A. They certainly can. Here are some tips to increase the life of your tires: don't speed; avoid fast turns on curves and around corners; avoid fast starts and panic stops; don't ride on the edge of the pavement; and avoid driving over curbs, chuckholes, or other obstructions.

Q.   WHEN BUYING JUST TWO NEW TIRES, SHOULD THEY BE PUT ON THE FRONT OR REAR?

A. When radial tires are used with bias or bias belted tires on the same car, the radials must always be placed on the rear axle. When you select a pair of replacement tires in the same tires in the same size and construction as those on the car, Goodyear recommends you put them on the rear axle. A single new tire should be paired on the rear axle with the tire having the most tread depth of the other three.

We hope these suggestions and tire tips will help you to get optimum performance and much longer tire life from all your tires. If you have any questions, stop at any Goodyear retail outlet. You'll always find a friendly tire professional who will be glad to answer all of your questions.